                                                                    Exhibit 10.6


                            INTERCREDITOR AGREEMENT

                                  Dated as of

                              September 27, 2000


                                 BY AND AMONG


                                ALLFIRST BANK,
                        not in its individual capacity
                        but solely as Trustee under the
                  Midway Airlines Pass Through Trust 2000-1A,
                  Midway Airlines Pass Through Trust 2000-1B
                                      and
                  Midway Airlines Pass Through Trust 2000-1C


                     MORGAN STANLEY CAPITAL SERVICES INC.
                        as Class A Liquidity Provider,
                          Class B Liquidity Provider
                                      and
                          Class C Liquidity Provider

                                      AND

                                ALLFIRST BANK,
                     not in its individual capacity except
                       as expressly set forth herein but
              solely as Subordination Agent and trustee hereunder

                               TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
                                                      ARTICLE I

                                                      DEFINITIONS

SECTION 1.1       Definitions.........................................................................     2

                                                      ARTICLE II

                                          TRUST ACCOUNTS; CONTROLLING PARTY

SECTION 2.1       Agreement to Terms of Subordination; Payments from Monies Received Only.............    21
SECTION 2.2       Trust Accounts......................................................................    21
SECTION 2.3       Deposits to the Collection Account and Special Payments Account.....................    23
SECTION 2.4       Distributions of Special Payments...................................................    23
SECTION 2.5       Designated Representatives..........................................................    25
SECTION 2.6       Controlling Party...................................................................    26

                                                      ARTICLE III

                                       RECEIPT, DISTRIBUTION AND APPLICATION OF
                                                   AMOUNTS RECEIVED

SECTION 3.1       Written Notice of Distribution......................................................    28
SECTION 3.2       Distribution of Amounts on Deposit in the Collection Account........................    30
SECTION 3.3       Distribution of Amounts on Deposit Following a Triggering Event.....................    31
SECTION 3.4       Other Payments......................................................................    34
SECTION 3.5       Payments to the Trustees and the Liquidity Providers................................    34
SECTION 3.6       Liquidity Facilities................................................................    34

                                                      ARTICLE IV

                                                 EXERCISE OF REMEDIES

SECTION 4.1       Directions from the Controlling Party...............................................    41
SECTION 4.2       Remedies Cumulative.................................................................    43
SECTION 4.3       Discontinuance of Proceedings.......................................................    43
SECTION 4.4       Right of Certificateholders to Receive Payments Not to Be Impaired..................    43
SECTION 4.5       Undertaking for Costs...............................................................    43

                                                                                                         Page
                                                                                                         ----
                                                      ARTICLE V

                                          DUTIES OF THE SUBORDINATION AGENT;
                                             AGREEMENTS OF TRUSTEES, ETC.

SECTION 5.1       Notice of Indenture Default or Triggering Event......................................   44
SECTION 5.2       Indemnification......................................................................   44
SECTION 5.3       No Duties Except as Specified in Intercreditor Agreement.............................   45
SECTION 5.4       Notice from the Liquidity Providers and Trustees.....................................   45


                                                      ARTICLE VI

                                               THE SUBORDINATION AGENT

SECTION 6.1       Authorization; Acceptance of Trusts and Duties.......................................   45
SECTION 6.2       Absence of Duties....................................................................   46
SECTION 6.3       No Representations or Warranties as to Documents.....................................   46
SECTION 6.4       No Segregation of Monies; No Interest................................................   46
SECTION 6.5       Reliance; Agents; Advice of Counsel..................................................   46
SECTION 6.6       Capacity in Which Acting.............................................................   47
SECTION 6.7       Compensation.........................................................................   47
SECTION 6.8       May Become Certificateholder.........................................................   47
SECTION 6.9       Subordination Agent Required; Eligibility............................................   47
SECTION 6.10      Money to Be Held in Trust............................................................   48


                                                      ARTICLE VII

                                         INDEMNIFICATION OF SUBORDINATION AGENT

SECTION 7.1       Scope of Indemnification.............................................................   48

                                                      ARTICLE VIII

                                              SUCCESSOR SUBORDINATION AGENT

SECTION 8.1       Replacement of Subordination Agent; Appointment of Successor.........................   48

                                                                                                                Page
                                                                                                                ----
                                                      ARTICLE IX

                                              SUPPLEMENTS AND AMENDMENTS

SECTION 9.1       Amendments, Waivers, Etc....................................................................   49
SECTION 9.2       Subordination Agent Protected...............................................................   50
SECTION 9.3       Effect of Supplemental Agreements...........................................................   51
SECTION 9.4       Notice to Rating Agencies...................................................................   51

                                                      ARTICLE X

                                                    MISCELLANEOUS

SECTION 10.1      Termination of Intercreditor Agreement......................................................   51
SECTION 10.2      Intercreditor Agreement for Benefit of Trustees, Liquidity Providers and
                  Subordination Agent.........................................................................   51
SECTION 10.3      Notices.....................................................................................   51
SECTION 10.4      Severability................................................................................   52
SECTION 10.5      No Oral Modifications or Continuing Waivers.................................................   53
SECTION 10.6      Successors and Assigns......................................................................   53
SECTION 10.7      Headings....................................................................................   53
SECTION 10.8      Counterpart Form............................................................................   53
SECTION 10.9      Subordination...............................................................................   53
SECTION 10.10     Governing Law...............................................................................   54
SECTION 10.11     Submission to Jurisdiction; Waiver of Jury Trial; Waiver of Immunity........................   54

                            INTERCREDITOR AGREEMENT


          INTERCREDITOR AGREEMENT dated as of September 27, 2000, among ALLFIRST BANK, a Maryland state-chartered commercial bank ("Allfirst"), not in its individual capacity but solely as Trustee of each Trust (each as defined below), MORGAN STANLEY CAPITAL SERVICES INC. ("MSCS"), a Delaware corporation, as Class A Liquidity Provider, as Class B Liquidity Provider and as Class C Liquidity Provider, and ALLFIRST BANK, a Maryland state-chartered commercial bank, not in its individual capacity except as expressly set forth herein, but solely as Subordination Agent and trustee hereunder (in such capacity, together with any successor appointed pursuant to Article VIII hereof, the "Subordination Agent").
                                                          --------------------

          WHEREAS, all capitalized terms used herein shall have the respective meanings referred to in Article I hereof;

          WHEREAS, pursuant to each Indenture (i) in the case of each Aircraft that is owned by Midway at the time such Indenture is entered into (the "Owned
                                                                         -----
Aircraft"), Midway will issue on a recourse basis three series of Equipment
--------
Notes to finance the purchase of such Aircraft, and (ii) in the case of each Aircraft that is leased to Midway pursuant to a related Lease at the time such Indenture is entered into (the "Leased Aircraft"), the related Owner Trustee
                                ---------------
will issue on a nonrecourse basis three series of Equipment Notes to finance the purchase of such Aircraft;

          WHEREAS, pursuant to the Financing Agreements, each Trust will acquire Equipment Notes having an interest rate equal to the interest rate applicable to the Certificates to be issued by such Trust;

          WHEREAS, pursuant to each Trust Agreement, the Trust created thereby proposes to issue a single class of Certificates (a "Class") bearing the
                                                     -----
interest rate and having the final distribution date described in such Trust Agreement on the terms and subject to the conditions set forth therein;

          WHEREAS, pursuant to the Placement Agreement, the Placement Agents propose to purchase the Certificates issued by each Trust in the aggregate face amount set forth opposite the name of such Trust on Schedule I thereto on the terms and subject to the conditions set forth therein;

          WHEREAS, each Liquidity Provider proposes to enter into a revolving credit agreement (each, a "Liquidity Facility") with the Subordination Agent, as
                           ------------------
agent for the Trustee of each Trust, for the benefit of the Certificateholders of such Trust;

          WHEREAS, Morgan Stanley Dean Witter & Co. (the "Guarantor") will
                                                          ---------
guarantee in full, pursuant to separate Guarantee Agreements dated as of the date hereof (each, a "Guarantee Agreement"), the obligations of MSCS under the
                      -------------------
Class A Liquidity Facility, the Class B Liquidity Facility and the Class C Liquidity Facility, respectively; and

          WHEREAS, it is a condition precedent to the obligations of the Placement Agents under the Placement Agreement that the Subordination Agent, the Trustees and the Liquidity Providers agree to the terms of subordination set forth in this Agreement in respect of each Class of Certificates, and the Subordination Agent, the Trustees and the Liquidity Providers, by entering into this Agreement, hereby acknowledge and agree to such terms of subordination and the other provisions of this Agreement.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.1  Definitions. For all purposes of this Agreement, except
                       -----------
as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms used herein that are defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all references in this Agreement to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement;

          (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

          (4)    the term "including" shall mean "including without limitation".

     "Acceleration" means, with respect to the amounts payable in respect of the
      ------------
Equipment Notes issued under any Indenture, the declaration or deemed declaration of such amounts to be immediately due and payable. "Accelerate" and
                                                                ----------
"Accelerated" have meanings correlative to the foregoing.
 -----------

     "Adjusted Expected Distributions" means with respect to the Certificates of
      -------------------------------
any Class on any Current Distribution Date the sum of (x) the amount of accrued and unpaid interest on such Certificates (excluding interest, if any, payable with respect to the Deposits related to such Trust) plus (y) the greater of:

          (A) the difference between (x) the Pool Balance of such Certificates as of the immediately preceding Distribution Date (or if the Current Distribution Date is the first Distribution Date, the original aggregate face amount of the Certificates of such Trust) and (y) the Pool Balance of such Certificates as of the Current Distribution Date calculated on the basis that (i) the principal of the Non-Performing Equipment Notes held in such Trust has been paid in full and such payments have been distributed to the holders of such Certificates, (ii) the principal of the Performing Equipment Notes has been paid when due (but without giving effect to any Acceleration of Performing Equipment Notes except to the extent moneys are received as a result of such Acceleration) and has been distributed to the holders of such Certificates and (iii) the principal of any Equipment Notes formerly held in such Trust which have been sold pursuant to the terms hereof have been paid in full and such payments have been distributed to the holders of such Certificates but without giving effect to any reduction in the Pool Balance as a result of any distribution attributable to Deposits occurring after the immediately preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, occurring after the initial issuance of the Certificates of such Trust) and

          (B) the amount of the excess, if any, by which (i) the Pool Balance of such Class of Certificates as of the immediately preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the original aggregate face amount of the Certificates of such Trust) less the amount of the Deposits for such Class of Certificates as of such preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, the original aggregate amount of the Deposits for such Class of Certificates) other than any portion of such Deposits thereafter used to acquire Equipment Notes pursuant to the Note Purchase Agreement, over (ii) the Aggregate LTV Collateral Amount for such Class of Certificates for the Current Distribution Date;

provided that, until the date of the initial LTV Appraisals for all of the Aircraft, clause (B) above shall not be applicable.

For purposes of calculating Adjusted Expected Distributions with respect to the Certificates of any Trust, any premium paid on the Equipment Notes held in such Trust that has not been distributed to the Certificateholders of such Trust (other than such premium or a portion thereof applied to the payment of interest on the Certificates of such Trust or the reduction of the Pool Balance of such Trust) shall be added to the amount of Adjusted Expected Distributions.

     "Affiliate" means, with respect to any Person, any other Person directly or
      ---------
indirectly controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Aggregate LTV Collateral Amount" means for any Class of Certificates for
      -------------------------------
any Distribution Date the sum of the applicable LTV Collateral Amounts for each Leased Aircraft and Owned Aircraft, minus the Pool Balance for each Class of Certificates, if any, senior to such Class after giving effect to any distribution of principal on such Distribution Date with respect to such senior Class or Classes but in no event an amount less than zero.

     "Aircraft" means, with respect to any Indenture, the "Aircraft" referred to
      --------
therein.

     "Applicable Margin" has the meaning assigned thereto in each of the
      -----------------
Liquidity Facilities.

     "Appraised Current Market Value" of any Leased Aircraft or Owned Aircraft
      ------------------------------
means the lower of the average and the median of the most recent three LTV Appraisals of such Aircraft.

     "Appraisers" means Aircraft Information Services, Inc., Morten Beyer and
      ----------
Agnew, Inc., and Simat, Helliesen & Eichner, Inc.

     "Available Amount" means, with respect to any Liquidity Facility on any
      ----------------
drawing date, an amount equal to (a) the Stated Amount of such Liquidity Facility, less (b) the amount of each Interest Drawing honored by the Liquidity
          ----
Provider under such Liquidity Facility on or prior to such date which has not been reimbursed or reinstated as provided in Section 3.6(g) hereof as of such date; provided that, following a Downgrade Drawing, a Non-Extension Drawing or a
      --------
Final Drawing under such Liquidity Facility, the Available Amount of such Liquidity Facility shall be zero.

     "Business Day" means any day other than a Saturday or Sunday or a day on
      ------------
which commercial banks are required or authorized to close in Baltimore, Maryland, New York, New York, or the city and state in which any Trustee, the Subordination Agent or any Loan Trustee maintains its Corporate Trust Office or receives and disburses funds. Solely with respect to draws under any Liquidity Facility, Business Day shall also include a "Business Day" as defined in such Liquidity Facility.

     "Cash Collateral Account" means the Class A Cash Collateral Account,  the
      -----------------------
Class B Cash Collateral Account or the Class C Cash Collateral Account, as applicable.

     "Certificate" means a Class A Certificate,  a Class B Certificate or a
      -----------
Class C Certificate, as applicable.

     "Certificateholder" means any holder of one or more Certificates.
      -----------------

     "Class" has the meaning assigned to such term in the preliminary statements
      -----
to this Agreement.

     "Class A Cash Collateral Account" means an Eligible Deposit Account in the
      -------------------------------
name of the Subordination Agent maintained at an Eligible Institution, which shall be the Subordination Agent if it shall so qualify, into which all amounts drawn under the Class A Liquidity Facility pursuant to Section 3.6(c), 3.6(d) or 3.6(i) shall be deposited.

     "Class A Certificateholder" means, at any time, any holder of one or more
      -------------------------
Class A Certificates.

     "Class A Certificates" means the certificates issued by the Class A Trust,
      --------------------
substantially in the form of Exhibit A to the Class A Trust Agreement, and authenticated by the Class A Trustee, representing fractional undivided interests in the Class A Trust, and any certificates issued in exchange therefor or replacement thereof pursuant to the terms of the Class A Trust Agreement.

     "Class A Deposits" means the Deposits with respect to the Class A
      ----------------
Certificates.

     "Class A Liquidity Facility" means, initially, the Revolving Credit
      --------------------------
Agreement dated as of the Closing Date, by and between the Subordination Agent, as agent and trustee of the Class A Trustee, and MSCS, and, from and after the replacement of such Agreement pursuant hereto, the Replacement Liquidity Facility therefor, if any, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms.

     "Class A Liquidity Provider" means MSCS, together with any Replacement
      --------------------------
Liquidity Provider which has issued a Replacement Liquidity Facility to replace the Class A Liquidity Facility pursuant to Section 3.6(e).

     "Class A Trust" means Midway Airlines 2000-1A Pass Through Trust created
      -------------
and administered pursuant to the Class A Trust Agreement.

     "Class A Trust Agreement" means the Pass Through Trust Agreement 2000-1A
      -----------------------
dated as of the Closing Date, between Midway and the Class A Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

     "Class A Trustee" means Allfirst Bank, not in its individual capacity
      ---------------
except as expressly set forth in the Class A Trust Agreement, but solely as trustee under the Class A Trust Agreement, together with any successor trustee appointed pursuant thereto.

     "Class B Cash Collateral Account" means an Eligible Deposit Account in the
      -------------------------------
name of the Subordination Agent maintained at an Eligible Institution, which shall be the Subordination Agent if it shall so qualify, into which all amounts drawn under the Class B Liquidity Facility pursuant to Section 3.6(c), 3.6(d) or 3.6(i) shall be deposited.

     "Class B Certificateholder" means, at any time, any holder of one or more
      -------------------------
Class B Certificates.

     "Class B Certificates" means the certificates issued by the Class B Trust,
      --------------------
substantially in the form of Exhibit A to the Class B Trust Agreement, and authenticated by the Class B Trustee, representing fractional undivided interests in the Class B Trust, and any certificates issued in exchange therefor or replacement thereof pursuant to the terms of the Class B Trust Agreement.

     "Class B Liquidity Facility" means, initially, the Revolving Credit
      --------------------------
Agreement dated as of the Closing Date by and between the Subordination Agent, as agent and trustee of the Class B Trustee, and MSCS, and, from and after the replacement of such Agreement pursuant hereto, the Replacement Liquidity Facility therefor, if any, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms.

     "Class B Liquidity Provider" means MSCS, together with any Replacement
      --------------------------
Liquidity Provider which has issued a Replacement Liquidity Facility to replace the Class B Liquidity Facility pursuant to Section 3.6(e).

     "Class B Trust" means Midway Airlines 2000-1B Pass Through Trust created
      -------------
and administered pursuant to the Class B Trust Agreement.

     "Class B Trust Agreement" means the Pass Through Trust Agreement 2000-1B
      -----------------------
dated as of the Closing Date, between Midway and the Class B Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

     "Class B Trustee" means Allfirst Bank, not in its individual capacity
      ---------------
except as expressly set forth in the Class B Trust Agreement, but solely as trustee under the Class B Trust Agreement, together with any successor trustee appointed pursuant thereto.

     "Class C Cash Collateral Account" means an Eligible Deposit Account in the
      -------------------------------
name of the Subordination Agent and maintained at an Eligible Institution, which shall be the Subordination Agent if it shall so qualify, into which all amounts drawn under the Class C Liquidity Facility pursuant to Section 3.6(c), 3.6(d) or 3.6(i) shall be deposited.

     "Class C Certificateholder" means, at any time, any holder of one or more
      -------------------------
Class C Certificates.

     "Class C Certificates" means the certificates issued by the Class C Trust,
      --------------------
substantially in the form of Exhibit A to the Class C Trust Agreement, and authenticated by the Class C Trustee, representing fractional undivided interests in the Class C Trust, and any certificates issued in exchange therefor or in replacement thereof pursuant to the terms of the Class C Trust Agreement.

     "Class C Liquidity Facility" means, initially, the Revolving Credit
      --------------------------
Agreement dated as of Closing Date, by and between the Subordination Agent, as agent and trustee of the Class C Trustee, and MSCS and, from and after the replacement of such Agreement pursuant hereto, the Replacement Liquidity Facility therefor, if any, in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms.

     "Class C Liquidity Provider" means MSCS, together with any Replacement
      --------------------------
Liquidity Provider which has issued a Replacement Liquidity Facility to replace the Class C Liquidity Facility pursuant to Section 3.6(e).

     "Class C Trust" means Midway Airlines 2000-1C Pass Through Trust created
      -------------
and administered pursuant to the Class C Trust Agreement.

     "Class C Trust Agreement" means the Pass Through Trust Agreement 2000-1C
      -----------------------
dated as of the Closing Date, between Midway and the Class C Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

     "Class C Trustee" means Allfirst Bank, not in its individual capacity
      ---------------
except as expressly set forth in the Class C Trust Agreement, but solely as trustee under the Class C Trust Agreement, together with any successor trustee appointed pursuant thereto.

     "Closing Date" means September 27, 2000.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time, and Treasury Regulations promulgated thereunder.

     "Collateral" has the meaning assigned to such term in the Owned Aircraft
      ----------
Indentures.

     "Collection Account" means the Eligible Deposit Account established by the
      ------------------
Subordination Agent pursuant to Section 2.2 which the Subordination Agent shall make deposits in and withdrawals from in accordance with this Agreement.

     "Controlling Party" means the Person entitled to act as such pursuant to
      -----------------
the terms of Section 2.6.

     "Corporate Trust Office" means, with respect to any Trustee, the
      ----------------------
Subordination Agent or any Loan Trustee, the office of such Person in the city at which, at any particular time, its corporate trust business shall be principally administered.

     "Current Distribution Date" means a Distribution Date specified as a
      -------------------------
reference date for calculating the Adjusted Expected Distributions or Expected Distributions with respect to the Certificates of any Trust as of such Distribution Date.

     "Deposit Agreement" shall mean, with respect to any Class, the Deposit
      -----------------
Agreement pertaining to such Class dated the date hereof between the Escrow Agent, and the Depositary, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

     "Depositary" means Allfirst Bank, as depositary under the Deposit Agreement
      ----------
relating to Class A, Class B and Class C Certificates.

     "Deposits" with respect to any Class, shall have the meaning set forth in
      --------
the Deposit Agreement pertaining to such Class.

     "Designated Representatives" means the Subordination Agent Representatives,
      --------------------------
Trustee Representatives and the Provider Representatives identified under
Section 2.5.

     "Distribution Date" means a Regular Distribution Date or a Special
      -----------------
Distribution Date.

     "Dollars" or "$"  means United States dollars.
      -------      -

     "Downgrade Drawing" has the meaning assigned to such term in Section
      -----------------
3.6(c).

     "Downgraded Facility" has the meaning assigned to such term in Section
      -------------------
3.6(c).

     "Drawing" means an Interest Drawing, a Non-Extension Drawing, a Final
      -------
Drawing or a Downgrade Drawing, as the case may be.

     "Eligible Deposit Account" means either (a) a segregated account with an
      ------------------------
Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution has a long-term unsecured debt rating from each Rating Agency of at least A-3 or its equivalent. An Eligible Deposit Account may be maintained with a Liquidity Provider so long as such Liquidity Provider is an Eligible Institution (as defined below); provided that such Liquidity Provider shall
                                --------
have waived all rights of set-off and counterclaim with respect to such account.

     "Eligible Institution" means, subject to the last sentence of subsection
      --------------------
2.2(c), (a) the corporate trust department of the Subordination Agent or any Trustee, as applicable, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating from each Rating Agency of at least A-3 or its equivalent.

     "Eligible Investments" means (a) investments in obligations of, or
      --------------------
guaranteed by, the United States Government having maturities no later than 90 days following the date of such investment, (b) investments in open market commercial paper of any corporation incorporated under the laws of the United States of America or any state thereof with a short-term unsecured debt rating issued by Moody's and Standard & Poor's of at least A-1 and P-1, respectively, or, if such ratings are unavailable, rated by any nationally recognized rating organization in the United States equal to the highest rating assigned by such rating organization, having maturities no later than 90 days following the date of such investment, (c) investments in negotiable certificates of deposit, time deposits, banker's acceptances, commercial paper or other direct obligations of, or obligations guaranteed by, commercial banks organized under the laws of the United States or of any political subdivision thereof (or any U.S. branch of a foreign bank) with issuer ratings of at least B/C by Thomson Bankwatch, having maturities no later than 90 days following the date of such investment, (d) any mutual fund the portfolio of which is limited to investments of the types specified in the preceding clauses (a) through (c), including any proprietary mutual fund of Allfirst Bank for which such bank or an affiliate is investment advisor or to which such bank provides other services and receives reasonable compensation for such services or (e) overnight federal funds transactions with members of the Federal Reserve Systems arranged by federal funds brokers; provided, however, that (x) all Eligible Investments that are bank obligations
--------  -------
shall be denominated in U.S. dollars; and (y) the aggregate amount of Eligible Investments at any one time that are bank obligations issued by any one bank shall not be in excess of 5% of such bank's capital surplus; provided further
                                                             -------- -------
that (1) any investment of the types described in clauses (a), (b) and (c) above may be made through a repurchase agreement in commercially reasonable form with a bank or other financial institution qualifying as an Eligible Institution so long as such investment is held by a third party custodian also qualifying as an Eligible Institution, and (2) all such investments set forth in (a), (b) and (c) above mature no later than the Business Day immediately preceding the next Regular Distribution Date; provided further, however, that in the case of any
                           -------- -------  -------
Eligible Investment issued by a domestic branch of a foreign bank, the income from such investment shall be from sources within the United States for purposes of the Code. Notwithstanding the foregoing, no investment of the types described in clause (b) or (c) above which is issued or guaranteed by a Liquidity Provider or Midway or any of their respective Affiliates shall be an Eligible Investment.

     "Eligible Provider" has the meaning assigned to such term in Section
      -----------------
2.6(c).

     "Equipment Notes" means, at any time, the Series A Equipment Notes, the
      ---------------
Series B Equipment Notes and the Series C Equipment Notes, collectively, and in each case, any Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of the Indentures.

     "Escrow Agent" means First Union Trust Company, National Association, as
      ------------
escrow agent under each Escrow and Paying Agent Agreement, together with its successors in such capacity.

     "Escrow and Paying Agent Agreement" shall mean, with respect to any Class,
      ---------------------------------
the Escrow and Paying Agent Agreement pertaining to such Class, dated the date hereof, among the Escrow Agent, the Placement Agents, the Trustee for such Class and the Paying Agent, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

     "Expected Distributions" means, with respect to the Certificates of any
      ----------------------
Trust on any Current Distribution Date, the sum of (x) accrued and unpaid interest on such Certificates (excluding interest, if any, payable with respect to the Deposits related to such Trust) and (y) the difference between (A) the Pool Balance of such Certificates as of the immediately preceding Distribution Date (or if the Current Distribution Date is the first Distribution Date, the original aggregate face amount of the Certificates of such Trust) and (B) the Pool Balance of such Certificates as of the Current Distribution Date, calculated on the basis that (1) the principal of the Equipment Notes held in such Trust has been paid when due (whether at stated maturity or upon redemption, prepayment, purchase or acceleration or otherwise) and such payments have been distributed to the holders of such Certificates and (2) the principal of any Equipment Notes formerly held in such Trust that have been sold pursuant to this Agreement has been paid in full and such payments distributed to the Certificateholders, but without giving effect to any reduction in the Pool Balance as a result of any distribution attributable to Deposits occurring after the immediately preceding Distribution Date (or, if the Current Distribution Date is the first Distribution Date, occurring after the initial issuance of the Certificates of such Trust). For purposes of calculating Expected Distributions, any premium paid on the Equipment Notes held in any Trust which has not been distributed to the Certificateholders of such Trust (other than such premium or a portion thereof applied to the payment of interest on the Certificates of such Trust or the reduction of the Pool Balance of such Trust) shall be added to the amount of such Expected Distributions.

     "Fee Letter" with respect to any Liquidity Facility, shall have the meaning
      ----------
set forth in such Liquidity Facility.

     "Final Distributions" means, with respect to the Certificates of any Trust
      -------------------
on any Distribution Date, the sum of (a) the aggregate amount of all accrued and unpaid interest on such

Certificates (excluding interest, if any, payable with respect to the Deposits relating to such Trust) and (b) the Pool Balance of such Certificates as of the immediately preceding Distribution Date (less the amount of the Deposits for such Class of Certificates as of such preceding Distribution Date other than any portion of such Deposits thereafter used to acquire Equipment Notes pursuant to the Note Purchase Agreement). For purposes of calculating Final Distributions with respect to the Certificates of any Trust, any premium paid on the Equipment Notes held in such Trust which has not been distributed to the Certificateholders of such Trust (other than such premium or a portion thereof applied to the payment of interest on the Certificates of such Trust or the reduction of the Pool Balance of such Trust) shall be added to the amount of such Final Distributions.

     "Final Drawing" means, in respect of a Liquidity Facility, a borrowing or
      -------------
drawing, other than an Interest Drawing, a Downgrade Drawing or a Non-Extension Drawing, of all available and undrawn amounts under such Liquidity Facility in accordance with the provisions thereof.

     "Final Legal Distribution Date" means, for each of the Class A, Class B and
      -----------------------------
Class C Certificates, October 1, 2020, October 1, 2015 and October 1, 2007 respectively.

     "Financing Agreement" means each of the Participation Agreements and the
      -------------------
Note Purchase Agreement.

     "Guarantee Agreement"  has the meaning assigned to such term in the
      -------------------
preliminary statements to this Agreement.

     "Guarantee Event" has the meaning assigned to such term in Section 3.6(c).
      ---------------

     "Guarantor"  has the meaning assigned to such term in the preliminary
      ---------
statements to this Agreement.

     "Indenture" means each of the Trust Indentures entered into by the Loan
      ---------
Trustee, and the Owner Trustee or Midway, pursuant to the Note Purchase Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

     "Indenture Default" means, with respect to any Indenture, any Event of
      -----------------
Default (as such term is defined in such Indenture) thereunder.

     "Indenture Estate" has the meaning assigned to such term in each Indenture.
      ----------------

     "Interest Drawing" has the meaning assigned to such term in Section 3.6(a).
      ----------------

     "Investment Earnings" means investment earnings on funds on deposit in the
      -------------------
Trust Accounts net of losses and investment expenses of the Subordination Agent in making such investments.

     "Lease" means, with respect to any Indenture relating to a Leased Aircraft,
      -----
the "Lease" referred to therein.

     "Leased Aircraft" has the meaning assigned to such term in the preliminary
      ---------------
statements of this Agreement.

     "Lien" means any mortgage, pledge, lien, charge, claim, disposition of
      ----
title, encumbrance, lease, sublease, sub-sublease or security interest of any kind, including, without limitation, any thereof arising under any conditional sales or other title retention agreement.

     "Liquidity Event of Default" with respect to any Liquidity Facility, has
      --------------------------
the meaning assigned to such term in such Liquidity Facility.

     "Liquidity Expenses" means all Liquidity Obligations other than (i) the
      ------------------
principal amount of any Drawings under the Liquidity Facilities and (ii) any interest accrued on any Liquidity Obligations.

     "Liquidity Facility" means, at any time, the Class A Liquidity Facility,
      ------------------
the Class B Liquidity Facility or the Class C Liquidity Facility, as applicable.

     "Liquidity Obligations" means all principal, interest, fees and other
      ---------------------
amounts owing to the Liquidity Providers under the Liquidity Facilities, the Fee Letter and Sections 6.01 and 7.01 of the Participation Agreements.

     "Liquidity Provider" means, at any time, the Class A Liquidity Provider,
      ------------------
the Class B Liquidity Provider or the Class C Liquidity Provider, as applicable.

     "Loan Trustee" means, with respect to any Indenture, the indenture trustee
      ------------
thereunder.

     "LTV Appraisal" means a current fair market appraisal (which may be a
      -------------
"desktop" appraisal) performed by any Appraiser or any other nationally recognized appraiser on the basis of an arm's-length transaction between an informed and willing purchaser under no compulsion to buy and an informed and willing seller under no compulsion to sell and both having knowledge of all relevant facts.

     "LTV Collateral Amount" of any Leased Aircraft or Owned Aircraft for any
      ---------------------
Class of Certificates on any Distribution Date means the lesser of (i) the LTV Ratio for such Class of Certificates multiplied by the Appraised Current Market Value of such Aircraft (or with respect to any such Aircraft which has suffered an Event of Loss under and as defined in the relevant Lease (in the case of a Leased Aircraft) or Indenture (in the case of an Owned Aircraft), the amount of the insurance proceeds paid to the related Loan Trustee in respect thereof to the extent then held by such Loan Trustee (and/or on deposit in the Special Payments Account) or payable to such Loan Trustee in respect thereof) and (ii) the outstanding principal amount of the Equipment Notes held by the Subordination Agent secured by such Aircraft after giving effect to any principal payments of such Equipment Notes on or before such Distribution Date.

     "LTV Ratio" means, for the Class A Certificates, 42%, for the Class B
      ---------
Certificates, 56%, and, for the Class C Certificates, 63%.

     "Midway" means Midway Airlines Corporation, a Delaware corporation, and its
      ------
successors and permitted assigns.

     "Midway Bankruptcy Event" means the occurrence and continuation of any of
      -----------------------
the following:

          (a) Midway shall consent to the appointment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property, or Midway shall admit in writing its inability to pay its debts generally as they come due (as provided in 11 U.S.C. (S)303(h)(1)), or shall make a general assignment for the benefit of its creditors, or Midway shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under the Federal bankruptcy laws, as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or other similar law or shall consent to the entry of an order for relief in an involuntary case under any such law or Midway shall file an answer admitting the material allegations of a petition filed against Midway in any such proceeding, or otherwise seek relief under the provisions of any now existing or future Federal or State bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

          (b) an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of Midway, a receiver, trustee or liquidator of Midway or of any substantial part of its property, or any substantial part of the property of Midway shall be sequestered, and any such order, judgment of decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof; or

          (c) a petition against Midway in a proceeding under any applicable bankruptcy laws or other insolvency or similar laws as now or hereafter in effect shall be filed and shall not be withdrawn or dismissed within 90 days thereafter, or, in the case the approval of such petition by a court of competent jurisdiction is required, the petition as filed or amended shall be approved by such a court as properly filed and such approval shall not be withdrawn or the proceeding dismissed within 90 days thereafter, or a decree or order for relief in respect of Midway shall be entered by a court of competent jurisdiction in an involuntary case under such bankruptcy, insolvency or similar laws, as now or hereafter constituted and such decree or order shall remain unstayed in effect for a period of 90 days, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Midway, any court of competent jurisdiction shall assume jurisdiction, custody or control of Midway or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 90 days.

     "Midway Provisions" has the meaning provided in Section 9.1(a).
      -----------------

     "Minimum Sale Price" means, with respect to any Aircraft or the Equipment
      ------------------
Notes issued in respect of such Aircraft, at any time, the lesser of (a) 75% of the Appraised Current Market Value of such Aircraft and (b) the aggregate outstanding principal amount of such Equipment Notes, plus accrued and unpaid interest thereon.

     "Moody's" means Moody's Investors Service, Inc.
      -------

     "MSCS" has the meaning assigned to such term in the recital of the parties
      ----
to this Agreement.

     "New Aircraft" has the meaning assigned to such term in the Note Purchase
      ------------
Agreement.

     "Non-Controlling Parties" means, collectively, at any time, the Trustees
      -----------------------
and the Liquidity Providers which are not the Controlling Party at such time.

     "Non-Extended Facility" has the meaning assigned to such term in Section
      ---------------------
3.6(d).

     "Non-Extension Drawing" has the meaning assigned to such term in Section
      ---------------------
3.6(d).

     "Non-Performing Equipment Note" means an Equipment Note issued pursuant to
      -----------------------------
an Indenture that is not a Performing Equipment Note.

     "Note Purchase Agreement" means the Note Purchase Agreement dated as of the
      -----------------------
date hereof, among Midway, each Trustee, the Escrow Agent, the Subordination Agent and the Paying Agent.

     "Officer's Certificate" of any Person means a certification signed by a
      ---------------------
Responsible Officer of such Person.

     "Operative Agreements" means this Agreement, the Liquidity Facilities, the
      --------------------
Fee Letter, the Indentures, the Trust Agreements, the Placement Agreement, the Financing Agreements, the Leases, the Equipment Notes and the Certificates, together with all exhibits and schedules included with any of the foregoing and each of the other documents and instruments referred to in the definitions of "Operative Agreements" contained in the Leases or any Owned Aircraft Indenture.

     "Outstanding" means, when used with respect to each Class of Certificates,
      -----------
as of the date of determination, all Certificates of such Class theretofore authenticated and delivered under the related Trust Agreement, except:

               (i) Certificates of such Class theretofore cancelled by the Registrar (as defined in such Trust Agreement) or delivered to the Trustee thereunder or such Registrar for cancellation;

               (ii) Certificates of such Class for which money in the full amount required to make the final distribution with respect to such Certificates pursuant to Section 11.01 of such Trust Agreement has been theretofore deposited with the related Trustee in trust for the holders of such Certificates as provided in Section 4.01 of such Trust Agreement pending distribution of such money to such Certificateholders pursuant to such final distribution payment; and

               (iii) Certificates of such Class in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to such Trust Agreement;

provided, however, that in determining whether the holders of the requisite
--------  -------
Outstanding amount of such Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, any Certificates owned by Midway or any of its Affiliates shall be disregarded and deemed not to be Outstanding, except that, in determining whether such Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that such Trustee knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the applicable Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not Midway or any of its Affiliates.

     "Overdue Scheduled Payment" means any Scheduled Payment which is not in
      -------------------------
fact received by the Subordination Agent within five days of the Scheduled Payment Date relating thereto.

     "Owned Aircraft" has the meaning assigned to such term in the preliminary
      --------------
statements of this Agreement.

     "Owned Aircraft Indenture" means, with respect to each Owned Aircraft, the
      ------------------------
Indenture pertaining to such Aircraft.

     "Owner Participant" means, with respect to any Indenture pertaining to a
      -----------------
Leased Aircraft, the Owner Participant (as defined therein) and any permitted successor or assign of such Owner Participant.

     "Owner Trustee" means, with respect to any Indenture pertaining to a Leased
      -------------
Aircraft, the Owner Trustee (as defined therein) not in its individual capacity but solely as trustee under the related owner trust agreement, together with any successor trustee appointed pursuant to such owner trust agreement.

     "Participation Agreements" means, with respect to each Indenture, the
      ------------------------
Participation Agreement referred to therein, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

     "Payee" has the meaning assigned to such term in Section 2.4(e).
      -----

     "Paying Agent" means Allfirst Bank, as paying agent under each Escrow and
      ------------
Paying Agent Agreement, together with its successors in such capacity.

     "Performing Equipment Note" means an Equipment Note issued pursuant to an
      -------------------------
Indenture with respect to which no payment default has occurred and is continuing (without giving effect to any Acceleration thereof); provided that in
                                                                --------
the event of a bankruptcy proceeding involving Midway under Title 11 of the United States Code (the "Bankruptcy Code"), any payment default existing during
                         ---------------
the 60-day period under Section 1110(a)(2)(A) of the Bankruptcy Code (or such longer period as may apply under Section 1110(b) of the Bankruptcy Code) (the "Section 1110 Period") shall not be taken into consideration, unless during such
 -------------------
period the trustee in such proceeding or Midway (a) fails to agree pursuant to the Bankruptcy Code to perform its obligations under the Lease related to such Equipment Note (in the case of a Leased Aircraft) or under the Indenture related to such Equipment Note (in the case of an Owned Aircraft) or (b) does not cure any such payment default under Section 1110(a)(2)(B) of the Bankruptcy Code before the expiration of the period applicable thereto as specified in such
Section 1110(a)(2)(B).

     "Performing Note Deficiency" means any time that less than 65% of the then
      --------------------------
aggregate outstanding principal amount of all Equipment Notes are Performing Equipment Notes.

     "Person" means any individual, corporation, limited liability company,
      ------
partnership, joint venture, association, joint-stock company, trust, trustee, unincorporated organization or government or any agency or political subdivision thereof.

     "Placement Agents" means Morgan Stanley & Co. Incorporated and Seabury
      ----------------
Securities LLC.

     "Placement Agreement" means the Placement Agreement dated September 22,
      -------------------
2000, between the Placement Agents and Midway, relating to the purchase of the Certificates by the Placement Agents, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

     "Pool Balance" means, with respect to each Trust or the Certificates issued
      ------------
by any Trust, as of any date, (i) the original aggregate face amount of the Certificates of such Trust less (ii) the aggregate amount of all payments made
                           ----
in respect of the Certificates of such Trust or in respect of Deposits relating to such Trust other than payments made in respect of interest or premium thereon or reimbursement of any costs and expenses in connection therewith. The Pool Balance for each Trust or the Certificates issued by any Trust as of any Distribution Date shall be computed after giving effect to any special distribution with respect to unused Deposits, any payment of principal, if any, on the Equipment Notes or other Trust Property held in such Trust and the distribution thereof to be made on such date.

     "Proceeding" means any suit in equity, action at law or other judicial or
      ----------
administrative proceeding.

     "Provider Incumbency Certificate" has the meaning assigned to such term in
      -------------------------------
Section 2.5(c).

     "Provider Representatives" has the meaning assigned to such term in Section
      ------------------------
2.5(c).

     "PTC Event of Default" means, with respect to each Trust Agreement, the
      --------------------
failure to pay within 10 Business Days after the due date thereof: (i) the outstanding Pool Balance of the applicable Class of Certificates on the Final Legal Distribution Date for such Class or (ii) interest due on such Certificates on any Distribution Date (unless, in the case of the Class A, Class B or Class C Certificates, the Subordination Agent shall have made an Interest Drawing or a withdrawal from the Cash Collateral Account with respect thereto in an amount sufficient to pay such interest and shall have distributed such amount to the Trustee entitled thereto).

     "Rating Agencies" means, collectively, at any time, each nationally
      ---------------
recognized rating agency which shall have been requested to rate the Certificates and which shall then be rating the Certificates. Initially, the Rating Agencies shall consist of Moody's and Standard & Poor's.

     "Ratings Confirmation" means, with respect to any action proposed to be
      --------------------
taken, a written confirmation from each of the Rating Agencies that such action would not result in (i) a reduction of the rating for any Class of Certificates below the then current rating for such Class of Certificates or (ii) a withdrawal or suspension of the rating of any Class of Certificates.

     "Registration Rights Agreement" means the Registration Rights Agreement,
      -----------------------------
dated as of September 27, 2000, among the Placement Agents, Midway and the Trustees.

     "Regular Distribution Dates" means each April 1 and October 1, commencing
      --------------------------
on April 1, 2001; provided, however, that, if any such day shall not be a
                  --------  -------
Business Day, the related distribution shall be made on the next succeeding Business Day without additional interest.

     "Replacement Liquidity Facility" means, for any Liquidity Facility, a
      ------------------------------
revolving credit agreement in substantially the form of the initial Liquidity Facility for such Trust, including reinstatement provisions or in such other form (which may include a letter of credit) as shall permit the Rating Agencies to confirm in writing their respective ratings then in effect for the related Certificates (before downgrading of such ratings, if any, as a result of the circumstances identified in clauses (i) and (ii) of the Section 3.6(c)), in a face amount (or an aggregate face amount) equal to the Required Amount for such Liquidity Facility and issued by a Replacement Liquidity Provider.

     "Replacement Liquidity Provider" means a Person having unsecured debt
      ------------------------------
ratings which are equal to or higher than the Threshold Rating who issues a Replacement Liquidity Facility.

     "Required Amount" means, with respect to each Liquidity Facility and each
      ---------------
Cash Collateral Account related thereto, for any day, the sum of the aggregate amount of interest, calculated at the rate per annum equal to the Stated Interest Rate for the related Class of Certificates, that would be payable on such Class of Certificates on each of the three successive Regular Distribution Dates immediately following such day or, if such day is a Regular Distribution Date, on such day and the succeeding two Regular Distribution Dates, in each case calculated on the basis of the Pool Balance of such Class of Certificates on such date and without regard to expected future payments of principal on such Class of Certificates.

     "Responsible Officer" means (i) with respect to the Subordination Agent and
      -------------------
each of the Trustees, any officer in the corporate trust administration department of the Subordination Agent or such Trustee or any other officer customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject and (ii) with respect to each Liquidity Provider, any authorized officer or agent of such Liquidity Provider.

     "Scheduled Payment" means, with respect to any Equipment Note, (i) any
      -----------------
payment of principal and interest on such Equipment Note (other than an Overdue Scheduled Payment) due from the obligor thereon or (ii) any payment of interest on the corresponding Class of Certificates with funds drawn under any Liquidity Facility, which payment represents the installment of principal at the stated maturity of such installment of principal on such Equipment Note, the payment of regularly scheduled interest accrued on the unpaid principal amount of such Equipment Note, or both; provided that any payment of principal of, premium, if
                         --------
any, or interest resulting from the redemption or purchase of any Equipment Note shall not constitute a Scheduled Payment.

     "Scheduled Payment Date" means, with respect to any Scheduled Payment, the
      ----------------------
date on which such Scheduled Payment is scheduled to be made.

     "Series A Equipment Notes" means the 8.82% Series A Equipment Notes issued
      ------------------------
pursuant to each Indenture by the related Owner Trustee or Midway, as the case may be, and authenticated by the Loan Trustee thereunder, and any such Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Indenture.

     "Series B Equipment Notes" means the 10.07% Series B Equipment Notes issued
      ------------------------
pursuant to each Indenture by the related Owner Trustee or Midway, as the case may be, and authenticated by the Loan Trustee thereunder, and any such Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Indenture.

     "Series C Equipment Notes" means the 11.19% Series C Equipment Notes issued
      ------------------------
pursuant to each Indenture by the related Owner Trustee or Midway, as the case may be, and authenticated by the Loan Trustee thereunder, and any such Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Indenture.

     "Special Distribution Date" means, with respect to any Special Payment, the
      -------------------------
date chosen by the Subordination Agent pursuant to Section 2.4(a) for the distribution of such Special Payment in accordance with this Agreement; provided, however, that, if any such day shall not be a Business Day, the
--------  -------
related distribution shall be made on the next succeeding Business Day without additional interest.

     "Special Payment" means any payment (other than a Scheduled Payment) in
      ---------------
respect of, or any proceeds of, any Equipment Note, Indenture Estate or Collateral, including Overdue Scheduled Payments, payments in respect of the redemption or repurchase of any Equipment Note and payments in respect of the sale of any Equipment Note to the related Owner Trustee, Owner Participant or any other Person.

     "Special Payments Account" means the Eligible Deposit Account created
      ------------------------
pursuant to Section 2.2 as a sub-account to the Collection Account.

     "Standard & Poor's" means Standard & Poor's Ratings Services, a division of
      -----------------
the McGraw-Hill Companies Inc.

     "Stated Amount" with respect to any Liquidity Facility means the Maximum
      -------------
Commitment (as defined in such Liquidity Facility) of the applicable Liquidity Provider thereunder.

     "Stated Expiration Date" has the meaning specified in Section 3.6(d).
      ----------------------

     "Stated Interest Rate" means the sum of (a) (i) with respect to the Class A
      --------------------
Certificates, 8.82% per annum, or (ii) with respect to the Class B Certificates, 10.07% per annum, or (iii) with respect to the Class C Certificates, 11.19% per annum, plus (b) in the case of clause (i), (ii), or (iii), 0.50% per annum for
       ----
such periods as are required pursuant to Section 2(d) or Section 3 of the Registration Rights Agreement; provided that for purposes of calculating the
                               --------
"Required Amount" for each Class of Certificates, the Stated Interest Rate for the Class A Certificates, the Class B Certificates and the Class C Certificates shall equal, respectively, 8.82%, 10.07% and 11.19% per annum, plus, until such
                                                               ----
date as there shall exist no possibility of an increase in the interest rate applicable to the Certificates pursuant to the Registration Rights Agreement and each Liquidity Provider and the Subordination Agent shall have received a certificate of an authorized officer of Midway to such effect, 0.50% per annum.

     "Subordination Agent" has the meaning assigned to it in the preamble to
      -------------------
this Agreement.

     "Subordination Agent Incumbency Certificate" has the meaning assigned to
      ------------------------------------------
such term in Section 2.5(a).

     "Subordination Agent Representatives" has the meaning assigned to such term
      -----------------------------------
in Section 2.5(a).

     "Tax" and "Taxes" mean any and all taxes, fees, levies, duties, tariffs,
      ---       -----
imposts, and other charges of any kind (together with any and all interest, penalties, loss, damage, liability, expense, additions to tax and additional amounts or costs incurred or imposed with respect thereto) imposed or otherwise assessed by the United States or by any state, local or foreign government (or any subdivision or agency thereof) or other taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth and similar charges; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, taxes on goods and services, gains taxes, license, registration and documentation fees, customs duties, tariffs, and similar charges.

     "Threshold Rating" means the short-term unsecured debt rating of P-1 by
      ----------------
Moody's and A-1 by Standard & Poor's.

     "Treasury Regulations" means regulations, including proposed or temporary
      --------------------
regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Triggering Event" means (x) the occurrence of an Indenture Default under
      ----------------
all of the Indentures resulting in a PTC Event of Default with respect to the most senior Class of Certificates then Outstanding, (y) the Acceleration of, a failure to pay at final maturity, all of the outstanding Equipment Notes or (z) the occurrence of a Midway Bankruptcy Event.

     "Trust" means any of the Class A Trust, the Class B Trust or the Class C
      -----
Trust.

     "Trust Accounts" has the meaning assigned to such term in Section 2.2(a).
      --------------

     "Trust Agreement" means any of the Class A Trust Agreement, Class B Trust
      ---------------
Agreement or Class C Trust Agreement.

     "Trustee" means any of the Class A Trustee, the Class B Trustee or the
      -------
Class C Trustee.

     "Trustee Incumbency Certificate" has the meaning assigned to such term in
      ------------------------------
Section 2.5(b).

     "Trustee Representatives" has the meaning assigned to such term in Section
      -----------------------
2.5(b).

     "Written Notice" means, from the Subordination Agent, any Trustee or
      --------------
Liquidity Provider, a written instrument executed by the Designated Representative of such Person. An invoice delivered by a Liquidity Provider pursuant to Section 3.1 in accordance with its normal invoicing procedures shall constitute Written Notice under such Section.


                                  ARTICLE II

                       TRUST ACCOUNTS; CONTROLLING PARTY

          SECTION 2.1  Agreement to Terms of Subordination; Payments from Monies
                       ---------------------------------------------------------
Received Only.  (a)  Each Trustee hereby acknowledges and agrees to the terms of
-------------
subordination and distribution set forth in this Agreement in respect of each Class of Certificates and agrees to enforce such provisions and cause all payments in respect of the Equipment Notes and the Liquidity Facilities to be applied in accordance with the terms of this Agreement. In addition, each Trustee hereby agrees to cause the Equipment Notes purchased by the related Trust to be registered in the name of the Subordination Agent or its nominee, as agent and trustee for such Trustee, to be held in trust by the Subordination Agent solely for the purpose of facilitating the enforcement of the subordination and other provisions of this Agreement.

          (b) Except as otherwise expressly provided in the next succeeding sentence of this Section 2.1, all payments to be made by the Subordination Agent hereunder shall be made only from amounts received by it under the Operative Agreements and only to the extent that the Subordination Agent shall have received sufficient income or proceeds therefrom to enable it to make such payments in accordance with the terms hereof. Each of the Trustees and the Subordination Agent hereby agrees and, as provided in each Trust Agreement, each Certificateholder, by its acceptance of a Certificate, and each Liquidity Provider, by entering into the Liquidity Facility to which it is a party, has agreed to look solely to such amounts to the extent available for distribution to it as provided in this Agreement and to the relevant Deposits and that none of the Trustees, Owner Trustees, Loan Trustees, Owner Participants nor the Subordination Agent is personally liable to any of them for any amounts payable or any liability under this Agreement, any Trust Agreement, any Liquidity Facility or such Certificate, except (in the case of the Subordination Agent) as expressly provided herein or (in the case of the Trustees) as expressly provided in each Trust Agreement or (in the case of the Owner Trustees and the Loan Trustees) as expressly provided in any Operative Agreement.

          SECTION 2.2  Trust Accounts.  (a)  Upon the execution of this
                       --------------
Agreement, the Subordination Agent shall establish and maintain in its name (i) the Collection Account as an Eligible Deposit Account, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustees, the Certificateholders and the Liquidity Providers and
(ii) as a sub-account in the Collection Account, the Special Payments Account as an Eligible Deposit Account, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustees, the Certificateholders and the Liquidity Providers. The Subordination Agent shall establish and maintain the Cash Collateral Accounts pursuant to and under the circumstances set forth in Section 3.6(f) hereof. Upon such establishment and maintenance under Section 3.6(f) hereof, the Cash Collateral Accounts shall, together with the Collection Account, constitute the "Trust Accounts" hereunder.
                                                      --------------

          (b) Funds on deposit in the Trust Accounts shall be invested and reinvested by the Subordination Agent in Eligible Investments selected by the Subordination Agent if such investments are reasonably available and have maturities no later than the earlier of (i) 90 days following the date of such investment and (ii) the Business Day immediately preceding the Regular Distribution Date or the date of the related distribution pursuant to Section
2.4 hereof, as the case may be, next following the date of such investment; provided, however, that following the making of a Downgrade Drawing or a Non-
--------  -------
Extension Drawing under any Liquidity Facility, the Subordination Agent shall invest and reinvest such amounts at the direction of Midway; provided further,
                                                             -------- -------
however, that upon the occurrence and during the continuation of the
-------

Triggering Event, the Subordination Agent shall invest and reinvest such amounts in accordance with the written instructions of the Controlling Party. Unless otherwise expressly provided in this Agreement (including, without limitation, with respect to Investment Earnings on deposit in the Cash Collateral Accounts, the provisions of Section 3.6(f) hereof), any Investment Earnings shall be deposited in the Collection Account when received by the Subordination Agent and shall be applied by the Subordination Agent in the same manner as the principal amount of such investment is to be applied and any losses shall be charged against the principal amount invested, in each case net of the Subordination Agent's reasonable fees and expenses in making such investments. The Subordination Agent shall not be liable for any loss resulting from any investment, reinvestment or liquidation required to be made under this Agreement other than by reason of its own willful misconduct or gross negligence, or from the handling or transfer of funds other than by reason of its own ordinary negligence. Eligible Investments and any other investment required to be made hereunder shall be held to their maturities except that any such investment may be sold (without regard to its maturity) by the Subordination Agent without instructions whenever such sale is necessary to make a distribution required under this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

          (c) The Subordination Agent shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon, except as otherwise provided herein with respect to Investment Earnings). The Trust Accounts shall be held in trust by the Subordination Agent under the sole dominion and control of the Subordination Agent for the benefit of the Trustees, the Certificateholders and the Liquidity Providers, as the case may be. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Subordination Agent shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, to which each Rating Agency may consent) establish a new Collection Account, Special Payments Account or Cash Collateral Account, as the case may be, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Collection Account, Special Payments Account or Cash Collateral Account, as the case may be. So long as the Subordination Agent is an Eligible Institution, the Trust Accounts shall be maintained with it as Eligible Deposit Accounts.

          SECTION 2.3  Deposits to the Collection Account and Special Payments
                       -------------------------------------------------------
Account.  (a)  The Subordination Agent shall, upon receipt thereof, deposit in
-------
the Collection Account all Scheduled Payments received by it.

          (b) The Subordination Agent shall, on each date when one or more Special Payments are made to the Subordination Agent as holder of the Equipment Notes, deposit in the Special Payments Account the aggregate amount of such Special Payments.

          SECTION 2.4  Distributions of Special Payments.  (a)  Notice of
                       ---------------------------------        ---------
Special Payment.  Except as provided in Section 2.4(e), upon receipt by the
---------------
Subordination Agent, as registered holder of the Equipment Notes, of any notice of a Special Payment (or, in the absence of any such notice, upon receipt by the Subordination Agent of a Special Payment), the Subordination Agent shall promptly give notice thereof to each Trustee and the Liquidity Providers. The Subordination Agent shall promptly calculate the amount of the redemption or purchase of Equipment Notes or the amount of any Overdue Scheduled Payment, as the case may be, comprising such Special Payment under the applicable Indenture or Indentures and shall promptly send to each Trustee and the Liquidity Provider a Written Notice of such amount and the amount allocable to each Trust. Such Written Notice shall also set the distribution date for such Special Payment (a "Special Distribution Date"),
                                               -------------------------
which shall be a Business Day which follows the later to occur of (x) the 15th day after the date of such Written Notice or (y) the date the Subordination Agent has received or expects to receive such Special Payment. Amounts on deposit in the Special Payments Account shall be distributed in accordance with Sections 2.4(b) and 2.4(c) hereof, as applicable.

          (b)  (i)  Redemptions and Purchases of Equipment Notes.  So long as no
                    --------------------------------------------
Triggering Event shall have occurred (whether or not continuing), the Subordination Agent shall make distributions pursuant to this Section 2.4(b) of amounts on deposit in the Special Payments Account on account of the redemption or purchase (including, without limitation, a purchase resulting from the sale of the Equipment Notes permitted by Article IV hereof) of all of the Equipment Notes issued pursuant to an Indenture on the Special Distribution Date for such Special Payment in the following order of priority:

          first, such amount as shall be required to pay (A) the aggregate
          -----
     amount of all accrued and unpaid Liquidity Expenses then in arrears ("past due amounts") plus (B) the product of (x) the aggregate amount of all
                   ----
     accrued and unpaid Liquidity Expenses not in arrears to such Special Distribution Date multiplied by (y) a fraction, the numerator of which is
                       ---------- --
     the aggregate outstanding principal amount of Equipment Notes being redeemed, purchased or prepaid on such Special Distribution Date and the denominator of which is the aggregate outstanding principal amount of all Equipment Notes (the "Section 2.4(b) Fraction") ("accrued amounts"), shall
                           -----------------------
     be distributed to the relevant Liquidity Providers first in satisfaction of any past due amounts then in satisfaction of the accrued amounts, in each case, pari passu on the basis of the amount of Liquidity Expenses, owed to
           ---- -----
     each Liquidity Provider;

          second, such amount as shall be required to pay (A) all accrued and
          ------
     unpaid interest then in arrears on all Liquidity Obligations (at the rate provided in the applicable Liquidity Facility) plus (B) the product of (x)
                                                    ----
     the aggregate amount of all accrued and unpaid interest on all Liquidity Obligations not in arrears to such Special Distribution Date (at the rate provided in the applicable Liquidity Facility) multiplied by (y) the
                                                    ---------- --
     Section 2.4(b) Fraction, to the Liquidity Providers pari passu on the basis
                                                         ---- -----
     of the amount of such accrued and unpaid interest owed to each Liquidity Provider;

          third, such amount as shall be required (A) if any Cash Collateral
          -----
     Account had been previously funded as provided in Section 3.6(f), to fund such Cash Collateral Account up to its Required Amount shall be deposited in such Account, (B) if any Liquidity Facility shall become a Downgraded Facility or a Non-Extended Facility at a time when unreimbursed Interest Drawings under such Liquidity Facility have reduced the Available Amount thereunder to zero, to deposit into the related Cash Collateral Account an amount equal to such Account's Required Amount shall be deposited in such Account, and (C) after application of amounts required pursuant to subclause (A) or subclause (B) of this clause "third", to pay or reimburse
                                                    -----
     the Liquidity Provider in respect of such Liquidity Facility in an amount equal to the amount of any unreimbursed Interest Drawings under such Liquidity Facility shall be distributed to such Liquidity Provider pari
                                                                        ----
     passu on the basis of the amounts of all such unreimbursed Liquidity
     -----
     Obligations;

          fourth, if, with respect to any particular Liquidity Facility, any
          ------
     amounts are to be distributed pursuant to either subclause (A) or (B) of clause "third" above, then the Liquidity Provider with respect to such
             -----
     Liquidity Facility shall be paid the excess of (x) the aggregate outstanding amount of unreimbursed Advances (whether or not then due) under such Liquidity Facility over (y) the Required Amount for the relevant Class, pari passu on the basis of such amounts in respect of each Liquidity
            ---- -----
     Provider;

          fifth, such amount as shall be required to pay in full Expected
          -----
     Distributions to the holders of Class A Certificates on such Special Distribution Date shall be distributed to the Class A Trustee;

          sixth, such amount as shall be required to pay in full Expected
          -----
     Distributions to the holders of Class B Certificates on such Special Distribution Date shall be distributed to the Class B Trustee;

          seventh, such amount as shall be required to pay in full Expected
          -------
     Distributions to the holders of Class C Certificates on such Special Distribution Date shall be distributed to the Class C Trustee; and

          eighth, the balance, if any, of such Special Payment shall be
          ------
     transferred to the Collection Account for distribution in accordance with
     Section 3.2 hereof.

     For the purposes of this Section 2.4(b)(i), clause (x) of the definition of "Expected Distributions" shall be deemed to read as follows: "(x) accrued, due and unpaid interest on such Certificates together with (without duplication) accrued and unpaid interest on a portion of such Certificates equal to the outstanding principal amount of Equipment Notes being redeemed, purchased or prepaid (immediately prior to such redemption, purchase or prepayment) (excluding interest, if any, payable with respect to the Deposits related to such Trust)".

               (ii) Upon and at any time following the occurrence of a Triggering Event (whether or not continuing), the Subordination Agent shall make distributions pursuant to this Section 2.4(b) of amounts on deposit in the Special Payments Account on account of the redemption, prepayment or purchase of all of the Equipment Notes issued pursuant to an Indenture on the Special Distribution Date for such Special Payment in accordance with
     Section 3.3 hereof.

          (c)  Other Special Payments.  Except as provided in clause (e) below,
               ----------------------
any amounts on deposit in the Special Payments Account, other than in respect of amounts to be distributed pursuant to Section 2.4(b), shall be distributed on the Special Distribution Date therefor in accordance with Article III hereof.

          (d)  Investment of Amounts in Special Payments Account.  Any amounts
               -------------------------------------------------
on deposit in the Special Payments Account prior to the distribution thereof pursuant to Section 2.4(b) or (c) shall be invested in accordance with Section 2.2(b). Investment Earnings on such investments shall be distributed in accordance with Section 2.4(b) or (c), as the case may be.

          (e)  Certain Payments.  The Subordination Agent will distribute
               ----------------
promptly upon receipt thereof (i) any indemnity payment received by it from the Owner Participant, the Owner Trustee or Midway in respect of any Trustee, any Liquidity Provider, the Paying Agent, the Depositary or any Escrow Agent (collectively, the "Payees") and (ii) any compensation (including, without
                    ------
limitation, any fees payable to any Liquidity Provider under Section 2.03 of any Liquidity Facility) received by it from the Owner Participant, the Owner Trustee or Midway under any Operative Agreement in respect of any Payee, directly to the Payee entitled thereto.

          SECTION 2.5  Designated Representatives.  (a)  With the delivery of
                       --------------------------
this Agreement, the Subordination Agent shall furnish to each Liquidity Provider and each Trustee, and from time to time thereafter may furnish to each Liquidity Provider and each Trustee, at the Subordination Agent's discretion, or upon any Liquidity Provider's or Trustee's request (which request shall not be made more than one time in any 12-month period), a certificate (a "Subordination Agent
                                                         -------------------
Incumbency Certificate") of a Responsible Officer of the Subordination Agent
----------------------
certifying as to the incumbency and specimen signatures of the officers of the Subordination Agent and the attorney-in-fact and agents of the Subordination Agent (the "Subordination Agent Representatives") authorized to give Written
            -----------------------------------
Notices on behalf of the Subordination Agent hereunder. Until each Liquidity Provider and Trustee receives a subsequent Subordination Agent Incumbency Certificate, it shall be entitled to rely on the last Subordination Agent Incumbency Certificate delivered to it hereunder.

          (b) With the delivery of this Agreement, each Trustee shall furnish to the Subordination Agent, and from time to time thereafter may furnish to the Subordination Agent, at such Trustee's discretion, or upon the Subordination Agent's request (which request shall not be made more than one time in any 12-month period), a certificate (a "Trustee Incumbency
                                 ------------------

Certificate") of a Responsible Officer of such Trustee certifying as to the
-----------
incumbency and specimen signatures of the officers of such Trustee and the attorney-in-fact and agents of such Trustee (the "Trustee Representatives")
                                                  -----------------------
authorized to give Written Notices on behalf of such Trustee hereunder. Until the Subordination Agent receives a subsequent Trustee Incumbency Certificate, it shall be entitled to rely on the last Trustee Incumbency Certificate delivered to it hereunder.

          (c) With the delivery of this Agreement, each Liquidity Provider shall furnish to the Subordination Agent, and from time to time thereafter may furnish to the Subordination Agent, at such Liquidity Provider's discretion, or upon the Subordination Agent's request (which request shall not be made more than one time in any 12-month period), a certificate (each a "Provider
                                                              --------
Incumbency Certificate") of any authorized signatory of such Liquidity Provider
----------------------
certifying as to the incumbency and specimen signatures of any officer, attorney-in-fact, agent or other designated representative of such Liquidity Provider (in each case, the "Provider Representatives" and, together with the
                             ------------------------
Subordination Agent Representatives and Trustee Representatives, the "Designated
                                                                      ----------
Representatives") authorized to give Written Notices on behalf of such Liquidity
---------------
Provider hereunder. Until the Subordination Agent receives a subsequent Provider Incumbency Certificate, it shall be entitled to rely on the last Provider Incumbency Certificate delivered to it hereunder.

          SECTION 2.6  Controlling Party.  (a)  The Trustees and the Liquidity
                       -----------------
Providers hereby agree that, with respect to any Indenture at any given time, the Loan Trustee thereunder will be directed (i) in taking, or refraining from taking, any action with respect to such Indenture or the Equipment Notes issued thereunder, so long as no Indenture Default has occurred and is continuing thereunder, by the holders of at least a majority of the outstanding principal amount of such Equipment Notes (provided that, for so long as the Subordination
                                --------
Agent is the registered holder of the Equipment Notes, the Subordination Agent shall act with respect to this clause (i) in accordance with the directions of the Trustees representing holders of Certificates representing an undivided interest in such principal amount of Equipment Notes), and (ii) after the occurrence and during the continuance of an Indenture Default thereunder (which, in the case of an Indenture pertaining to a Leased Aircraft, has not been cured by the applicable Owner Trustee or the applicable Owner Participant, if applicable, pursuant to Section 8.03 of such Indenture), in taking, or refraining from taking, any action with respect to such Indenture or such Equipment Notes, including exercising remedies thereunder (including Accelerating the Equipment Notes issued thereunder or foreclosing the Lien on the Aircraft securing such Equipment Notes), by the Controlling Party.

          (b) Subject to subparagraph (c) below, the Person who shall be the "Controlling Party" with respect to any Indenture shall be: (x) the Class A
 -----------------
Trustee until payment of Final Distributions to the holders of Class A Certificates; and thereafter, (y) the Class B Trustee until payment of Final Distributions to the holders of Class B Certificates; and thereafter (z) the Class C Trustee. For purposes of giving effect to the foregoing, the Trustees (other than the

Controlling Party) irrevocably agree (and the Certificateholders (other than the Certificateholders represented by the Controlling Party) shall be deemed to agree by virtue of their purchase of Certificates) that the Subordination Agent, as record holder of the Equipment Notes, shall exercise its voting rights in respect of the Equipment Notes as directed by the Controlling Party and any vote so exercised shall be binding upon the Trustees and all Certificateholders.

          The Subordination Agent shall give written notice to all of the other parties to this Agreement promptly upon a change in the identity of the Controlling Party. Each of the parties hereto agrees that it shall not exercise any of the rights of the Controlling Party at such time as it is not the Controlling Party hereunder; provided, however, that nothing herein contained
                             --------  -------
shall prevent or prohibit any Non-Controlling Party from exercising such rights as shall be specifically granted to such Non-Controlling Party hereunder and under the other Operative Agreements.

          (c) Notwithstanding the foregoing, at any time after 18 months from the earliest to occur of (i) the date on which the entire Available Amount under any Liquidity Facility shall have been drawn (for any reason other than a Downgrade Drawing or a Non-Extension Drawing) and any amount remains unreimbursed, (ii) the date on which the entire amount of any Downgrade Drawing or Non-Extension Drawing has been withdrawn from a Cash Collateral Account to pay interest on the related Class of Certificates and any amount remains unreimbursed and (iii) the date on which all Equipment Notes shall have been Accelerated, the Liquidity Provider with the highest outstanding amount of unreimbursed Liquidity Obligations (so long as such Liquidity Provider has not defaulted in its obligation to make any advance under any Liquidity Facility; the "Eligible Provider") shall have the right to elect, by Written Notice to the
     -----------------
Subordination Agent and each of the Trustees, to become the Controlling Party hereunder with respect to any Indenture at any time from and including the last day of such 18-month period.

          (d) The exercise of remedies by the Controlling Party under this Agreement shall be expressly limited by Section 4.1(a)(ii) hereof.

          (e) The Controlling Party shall not be entitled to require or obligate any Non-Controlling Party to provide funds necessary to exercise any right or remedy hereunder.


                                  ARTICLE III

                   RECEIPT, DISTRIBUTION AND APPLICATION OF
                               AMOUNTS RECEIVED

          SECTION 3.1  Written Notice of Distribution.  (a)  No later than 3:00
                       ------------------------------
P.M. (New York City time) on the Business Day immediately preceding each Distribution Date (or Special Distribution Date for purposes of Section 2.4(b) hereof, as the case may be), each of the following Persons shall deliver to the Subordination Agent a Written Notice setting forth the following information as at the close of business on such Business Day:

               (i) With respect to the Class A Certificates, the Class A Trustee shall separately set forth the amounts to be paid in accordance with clause "fifth" of Section 3.2 or Section 2.4(b)(i), as the case may
                  -----
     be, hereof;

               (ii) With respect to the Class B Certificates, the Class B Trustee shall separately set forth the amounts to be paid in accordance with clause "sixth" of Section 3.2 or Section 2.4(b)(i), as the case may
                  -----
     be, hereof;

               (iii) With respect to the Class C Certificates, the Class C Trustee shall separately set forth the amounts to be paid in accordance with clause "seventh" of Section 3.2 or Section 2.4(b)(i), as the case may
                  -------
     be, hereof;

               (iv) With respect to each Liquidity Facility, the Liquidity Provider thereunder shall separately set forth the amounts to be paid in accordance with clauses "first", "second", "third" and "fourth" of Section
                              -----    ------     -----       ------
     3.2 or Section 2.4(b)(i), as the case may be, hereof; and

               (v) Each Trustee shall set forth the amounts to be paid in accordance with clause "eighth" of Section 3.2 hereof.
                             ------

The notices required under this Section 3.1(a) shall be provided to the Subordination Agent by the parties referenced therein or by any one of them pursuant to an agreement between the parties referred to therein, and may state that, unless there has been a prepayment of the Certificates, such notice is to remain in effect until any substitute notice or amendment shall be given to the Subordination Agent by the party providing such notice.

          (b) Following the occurrence of a Triggering Event, the Subordination Agent shall request the following information from the following Persons, and each of the following Persons shall, upon the request of the Subordination Agent, deliver a Written Notice to the Subordination Agent setting forth for such Person the following information:

               (i) With respect to the Class A Certificates, the Class A Trustee shall separately set forth the amounts to be paid in accordance with clauses "first" (relating to reimbursement of payments made by the
                   -----
     Class A Certificateholders pursuant to subclause (iii) of clause "first" of
                                                                       -----
     Section 3.3 hereof) and "seventh" of Section 3.3 hereof;
                              -------

               (ii) With respect to the Class B Certificates, the Class B Trustee shall separately set forth the amounts to be paid in accordance with clauses "first" (relating to
                   -----
     reimbursement of payments made by the Class B Certificateholders pursuant to subclause (iii) of clause "first" of Section 3.3 hereof) and "eighth" of
                                   -----                              ------
     Section 3.3 hereof;


               (iii) With respect to the Class C Certificates, the Class C Trustee shall separately set forth the amounts to be paid in accordance with clauses "first" (relating to reimbursement of payments made by the
                   -----
     Class C Certificateholders pursuant to subclause (iii) of clause "first" of
                                                                       -----
     Section 3.3 hereof) and "ninth" of Section 3.3 hereof;
                              -----

               (iv) With respect to each Liquidity Facility, the Liquidity Provider thereunder shall separately set forth the amounts to be paid in accordance with clauses "first", "second", "third", "fourth" and "fifth" of
                              -----    ------    -----    ------       -----
     Section 3.3 hereof; and

               (v) Each Trustee shall set forth the amounts to be paid in accordance with clause "sixth" of Section 3.3 hereof.
                             -----

          (c) At such time as a Trustee or a Liquidity Provider shall have received all amounts owing to it (and, in the case of a Trustee, the Certificateholders for which it is acting) pursuant to Section 2.4, 3.2 or 3.3 hereof, as applicable, and, in the case of a Liquidity Provider, its commitment under the related Liquidity Facility shall have terminated or expired, such Person shall, by a Written Notice, so inform the Subordination Agent and each other party to this Agreement.

          (d) As provided in Section 6.5 hereof, the Subordination Agent shall be fully protected in relying on any of the information set forth in a Written Notice provided by any Trustee or any Liquidity Provider pursuant to paragraphs
(a) through (c) above and shall have no independent obligation to verify, calculate or recalculate any amount set forth in any Written Notice delivered in accordance with such paragraphs.

          (e) Any Written Notice delivered by a Trustee or a Liquidity Provider, as applicable, pursuant to Section 3.1(a), 3.1(b) or 3.1(c) hereof, if made prior to 10:00 A.M. (New York City time) shall be effective on the date delivered (or if delivered later shall be effective as of the next Business
Day). Subject to the terms of this Agreement, the Subordination Agent shall as promptly as practicable comply with any such instructions; provided, however,
                                                           --------  -------
that any transfer of funds pursuant to any instruction received after 10:00 A.M. (New York City time) on any Business Day may be made on the next succeeding Business Day.

          (f) In the event the Subordination Agent shall not receive from any Person any information set forth in paragraphs (a) or (b) above which is required to enable the Subordination Agent to make a distribution to such Person pursuant to Section 2.4(b)(i), 3.2 or 3.3 hereof, the Subordination Agent shall request such information and, failing to receive any such information, the Subordination Agent shall not make such distribution(s) to such Person. In such event, the Subordination Agent shall make distributions pursuant to clauses "first" through "eighth" of
 -----           ------

Section 2.4(b)(i), clauses "first" through "ninth" of Section 3.2 and clauses
                            -----           -----
"first" through "eleventh" of Section 3.3 to the extent it shall have sufficient
 -----           --------
information to enable it to make such distributions, and shall continue to hold any funds remaining, after making such distributions, until the Subordination Agent shall receive all necessary information to enable it to distribute any funds so withheld.

          (g) On such dates (but not more frequently than monthly) as any Liquidity Provider or any Trustee shall request, but in any event automatically at the end of each calendar quarter, the Subordination Agent shall send to such party a written statement reflecting all amounts on deposit with the Subordination Agent pursuant to Section 3.1(f) hereof.

          SECTION 3.2  Distribution of Amounts on Deposit in the Collection
                       ----------------------------------------------------
Account. Except as otherwise provided in Sections 2.4, 3.1(f), 3.3, 3.4 and
-------
3.6(b), amounts on deposit in the Collection Account (or, in the case of any amount described in Section 2.4(c), on deposit in the Special Payments Account) shall be promptly distributed on each Distribution Date in the following order of priority and in accordance with the information provided to the Subordination Agent pursuant to Section 3.1(a) hereof:

          first, such amount as shall be required to pay all accrued and unpaid
          -----
     Liquidity Expenses owed to each Liquidity Provider, shall be distributed to the Liquidity Providers pari passu on the basis of the amount of Liquidity
                             ---- -----
     Expenses owed to each Liquidity Provider;

          second, such amount as shall be required to pay in full the aggregate
          ------
     amount of interest accrued on all Liquidity Obligations (at the rate provided in the applicable Liquidity Facility) and unpaid shall be distributed to the Liquidity Providers pari passu on the basis of the
                                            ---- -----
     amount of Liquidity Obligations owed to each Liquidity Provider;

          third, such amount as shall be required (A) if any Cash Collateral
          -----
     Account had been previously funded as provided in Section 3.6(f), to fund such Account up to its Required Amount shall be deposited in such Account,
     (B) if any Liquidity Facility shall become a Downgraded Facility or a Non-Extended Facility at a time when unreimbursed Interest Drawings under such Liquidity Facility have reduced the Available Amount thereunder to zero, to deposit into the related Cash Collateral Account an amount equal to such Account's Required Amount shall be deposited in such Cash Collateral Account, and (C) after applications of the amounts required pursuant to subclause (A) or subclause (B) of this clause "third", to pay or reimburse
                                                    -----
     the Liquidity Provider in respect of such Liquidity Facility in an amount equal to the amount of all Liquidity Obligations then due under such Liquidity Facility (other than amounts payable pursuant to clause "first"
                                                                        -----
     or "second" of this Section 3.2), shall be distributed to the Liquidity
         ------
     Providers pari passu on the basis of the amounts of all such unreimbursed
               ---- -----
     Liquidity Obligations;

          fourth, if, with respect to any particular Liquidity Facility, any
          ------
     amounts are to be distributed pursuant to either subclause (A) or (B) of clause "third" above, then the Liquidity Provider with respect to such
             -----
     Liquidity Facility shall be paid the excess of (x) the aggregate outstanding amount of unreimbursed Advances (whether or not then due) under such Liquidity Facility over (y) the Required Amount for the relevant Class, pari passu on the basis of such amounts in respect of each Liquidity Provider;

          fifth, such amount as shall be required to pay in full Expected
          -----
     Distributions to the holders of the Class A Certificates on such Distribution Date shall be distributed to the Class A Trustee;

          sixth, such amount as shall be required to pay in full Expected
          -----
     Distributions to the holders of the Class B Certificates on such Distribution Date shall be distributed to the Class B Trustee;

          seventh, such amount as shall be required to pay in full Expected
          -------
     Distributions to the holders of the Class C Certificates on such Distribution Date shall be distributed to the Class C Trustee;

          eighth, such amount as shall be required to pay in full the aggregate
          ------
     unpaid amount of fees and expenses payable as of such Distribution Date to the Subordination Agent and each Trustee pursuant to the terms of this Agreement and the Trust Agreements, as the case may be, shall be distributed to the Subordination Agent and such Trustee; and

          ninth, the balance, if any, of any such payment remaining thereafter
          -----
     shall be held in the Collection Account for later distribution in accordance with this Article III (including the priorities set forth therein).

          SECTION 3.3  Distribution of Amounts on Deposit Following a Triggering
                       ---------------------------------------------------------
Event.  Except as otherwise provided in Sections 3.1(f) and 3.6(b) hereof, upon
-----
the occurrence of a Triggering Event and at all times thereafter, all funds in the Collection Account or the Special Payments Account shall be promptly distributed by the Subordination Agent in the following order of priority:

          first, such amount as shall be required to reimburse (i) the
          -----
     Subordination Agent for any out-of-pocket costs and expenses actually incurred by it (to the extent not previously reimbursed) in the protection of, or the realization of the value of, the Equipment Notes or any Indenture Estate, shall be applied by the Subordination Agent in reimbursement of such costs and expenses, (ii) each Trustee for any amounts of the nature described in clause (i) above actually incurred by it under the applicable Trust Agreement (to the extent not previously reimbursed), shall be distributed to such Trustee and (iii) any

     Liquidity Provider or Certificateholder for payments, if any, made by it to the Subordination Agent or any Trustee in respect of amounts described in clause (i) above, shall be distributed to such Liquidity Provider or to the applicable Trustee for the account of such Certificateholder, in each such case, pari passu on the basis of all amounts described in clauses (i)
           ---- -----
     through (iii) above;

          second, such amount remaining as shall be required to pay all accrued
          ------
     and unpaid Liquidity Expenses owed to each Liquidity Provider shall be distributed to each Liquidity Provider pari passu on the basis of the
                                            ---- -----
     amount of Liquidity Expenses owed to each Liquidity Provider;

          third, such amount remaining as shall be required to pay the aggregate
          -----
     amount of interest accrued on all Liquidity Obligations (at the rate provided in the applicable Liquidity Facility) and unpaid shall be distributed to the Liquidity Providers pari passu on the basis of the
                                            ---- -----
     amount of Liquidity Obligations owed to each Liquidity Provider;

          fourth, such amount remaining as shall be required (A) if any Cash
          ------
     Collateral Account had been previously funded as provided in Section 3.6(f), unless (i) a Performing Note Deficiency exists and a Liquidity Event of Default shall have occurred and be continuing with respect to the relevant Liquidity Facility or (ii) a Final Drawing shall have occurred with respect to such Liquidity Facility, to fund such Cash Collateral Account up to its Required Amount (less the amount of any repayments of Interest Drawings under such Liquidity Facility while subclause (A)(i) above is applicable) shall be deposited in such Account, (B) if any Liquidity Facility shall become a Downgraded Facility or a Non-Extended Facility at a time when unreimbursed Interest Drawings under such Liquidity Facility have reduced the Available Amount thereunder to zero, unless (i) a Performing Note Deficiency exists and a Liquidity Event of Default shall have occurred and be continuing with respect to the relevant Liquidity Facility or (ii) a Final Drawing shall have occurred with respect to such Liquidity Facility, to deposit into the related Cash Collateral Account an amount equal to such Account's Required Amount (less the amount of any repayments of Interest Drawings under such Liquidity Facility while subclause (B)(i) above is applicable) shall be deposited in such Cash Collateral Account, and (C) after application of the amounts required pursuant to subclause (A) or subclause (B) of this clause "fourth", (x) to pay in full the outstanding amount of all Liquidity Obligations then due under such Liquidity Facility (other than amounts payable pursuant to clause "second" or "third" of this Section 3.3), shall be distributed to
             ------      -----
     such Liquidity Providers pari passu on the basis of the amounts of all such
                              ---- -----
     unreimbursed Liquidity Obligations;

          fifth, if, with respect to any particular Liquidity Facility, any
          -----
     amounts are to be distributed pursuant to either subclause (A) or (B) of clause "fourth" above, then the Liquidity Provider with respect to such
             ------
     Liquidity Facility shall be paid the excess of (x)
     the aggregate outstanding amount of unreimbursed Advances (whether or not then due) under such Liquidity Facility over (y) the Required Amount for the relevant Class (less the amount of any repayments of Interest Drawings under such Liquidity Facility while subclause (A)(i) or (B)(i), as the case may be, of clause "fourth" above is applicable), pari passu on the basis of
                        ------                        ---- -----
     such amounts in respect of each Liquidity Provider;

          sixth, such amount as shall be required to reimburse or pay (i) the
          -----
     Subordination Agent for any Tax (other than Taxes imposed on compensation paid hereunder), expense, fee, charge or other loss incurred by or any other amount payable to the Subordination Agent in connection with the transactions contemplated hereby (to the extent not previously reimbursed), shall be applied by the Subordination Agent in reimbursement of such amount, (ii) each Trustee for any Tax (other than Taxes imposed on compensation paid under the applicable Trust Agreement), expense, fee, charge, loss or any other amount payable to such Trustee under the applicable Trust Agreements (to the extent not previously reimbursed), shall be distributed to such Trustee and (iii) each Certificateholder for payments, if any, made by it pursuant to Section 5.2 hereof in respect of amounts described in clause (i) above, shall be distributed to the applicable Trustee for the account of such Certificateholder, in each such case, pari passu on the basis of all amounts described in clauses (i)
           ---- -----
     through (iii) above;

          seventh, such amount remaining as shall be required to pay in full
          -------
     Adjusted Expected Distributions on the Class A Certificates shall be distributed to the Class A Trustee;

          eighth, such amount remaining as shall be required to pay in full
          ------
     Adjusted Expected Distributions on the Class B Certificates shall be distributed to the Class B Trustee;

          ninth, such amount remaining as shall be required to pay in full
          -----
     Adjusted Expected Distributions on the Class C Certificates shall be distributed to the Class C Trustee;

          tenth, such amount remaining shall be retained in the Collection
          -----
     Account until the immediately succeeding Distribution Date or, if all Classes of Certificates shall have been paid in full, shall be distributed to the Owner Trustee to the extent that the amount received from the Loan Trustees and deposited in the Collection Account exceed the amounts described in clauses "first" through "ninth" above; and
                           -----           -----

          eleventh, amount remaining shall be distributed to the
          --------
     Certificateholders of the related Trust.

          SECTION 3.4  Other Payments.  (a)  Any payments received by the
                       --------------
Subordination Agent for which no provision as to the application thereof is made in this Agreement shall be distributed by the Subordination Agent in the order of priority specified in Section 3.3 hereof.

          (b) On any Interest Payment Date under each Liquidity Facility which is not a Distribution Date, the Subordination Agent shall pay to the Liquidity Provider under such Liquidity Facility from, and only to the extent of, amounts on deposit in the Collection Account, an amount equal to the amount of interest then due and payable to such Liquidity Provider under such Liquidity Facility.

          (c) Except as otherwise provided in Section 3.3 hereof, if the Subordination Agent receives any Scheduled Payment after the Scheduled Payment Date relating thereto, but prior to such payment becoming an Overdue Scheduled Payment, then the Subordination Agent shall deposit such Scheduled Payment in the Collection Account and promptly distribute such Scheduled Payment in accordance with the priority of distributions set forth in Section 3.2 hereof; provided that, for the purposes of this Section 3.4(c) only, each reference in
--------
clause "fifth", "sixth" or "seventh" of Section 3.2 to "Distribution Date" shall
        -----    -----      -------
be deemed to refer to such Scheduled Payment Date.

          SECTION 3.5  Payments to the Trustees and the Liquidity Providers.
                       ----------------------------------------------------
Any amounts distributed hereunder to any Liquidity Provider shall be paid to such Liquidity Provider by wire transfer of funds to the address such Liquidity Provider shall provide to the Subordination Agent. The Subordination Agent shall provide a Written Notice of any such transfer to the applicable Liquidity Provider, as the case may be, at the time of such transfer. Any amounts distributed hereunder by the Subordination Agent to any Trustee which shall not be the same institution as the Subordination Agent shall be paid to such Trustee by wire transfer of funds to the address such Trustee shall provide to the Subordination Agent.

          SECTION 3.6  Liquidity Facilities.  (a)  Interest Drawings.  If on any
                       --------------------        -----------------
Distribution Date, after giving effect to the subordination provisions of this Agreement, the Subordination Agent shall not have sufficient funds for the payment of any amounts due and owing in respect of accrued interest on the Class A Certificates, the Class B Certificates or the Class C Certificates (at the Stated Interest Rate for such Class of Certificates), then, prior to 1 p.m. (New York City time) on such Distribution Date, the Subordination Agent shall request a drawing (each such drawing, an "Interest Drawing") under the Liquidity
                                  ----------------
Facility with respect to such Class of Certificates in an amount equal to the lesser of (i) an amount sufficient to pay the amount of such accrued interest (at the Stated Interest Rate for such Class of Certificates) or (ii) the Available Amount under such Liquidity Facility, and shall pay such amount to the Trustee with respect to such Class of Certificates in payment of such accrued interest.

          (b)  Application of Interest Drawings.  Notwithstanding anything to
               --------------------------------
the contrary contained in this Agreement, (i) all payments received by the Subordination Agent in respect of an Interest Drawing under the Class A Liquidity Facility and all amounts withdrawn by the Subordination Agent from the Class A Cash Collateral Account, and payable in each case to the Class A Certificateholders, shall be promptly distributed to the Class A Trustee and
(ii) all payments received by the Subordination Agent in respect of an Interest Drawing under the Class B Liquidity Facility and all amounts withdrawn by the Subordination Agent from the Class B Cash Collateral Account, and payable in each case to the Class B Certificateholders, shall be promptly distributed to the Class B Trustee and (iii) all payments received by the Subordination Agent in respect of an Interest Drawing under the Class C Liquidity Facility and all amounts withdrawn by the Subordination Agent from the Class C Cash Collateral Account, and payable in each case to the Class C Certificateholders, shall be promptly distributed to the Class C Trustee.

          (c)  Downgrade Drawings.  If at any time (i) in the case of any
               ------------------
Liquidity Facility (other than as provided in clause (ii) below) the short-term unsecured debt rating of the Liquidity Provider thereof issued by either Rating Agency is lower than the applicable Threshold Rating or (ii) in the case of any Liquidity Facility for which MSCS is the Liquidity Provider, the short-term unsecured debt rating of the Guarantor issued by either Rating Agency is lower than the applicable Threshold Rating or the related Guarantee Agreement ceases to be in full force and effect, becomes invalid or unenforceable or the Guarantor denies its liability thereunder (any such occurrence, a "Guarantee Event"), within 10 days after receiving notice of such downgrading or Guarantee Event, as the case may be (but not later than the expiration date of the Liquidity Facility issued by the relevant Liquidity Provider (the "Downgraded
                                                                   ----------
Facility")), Midway may arrange for a Replacement Liquidity Provider to issue
--------
and deliver a Replacement Liquidity Facility to the Subordination Agent. If a Downgraded Facility has not been replaced in accordance with the terms of this paragraph, the Subordination Agent shall, on such 10/th/ day (or if such 10/th/ day is not a Business Day, on the next succeeding Business Day) (or, if earlier, the expiration date of such Downgraded Facility), request a drawing in accordance with and to the extent permitted by such Downgraded Facility (such drawing, a "Downgrade Drawing") of all available and undrawn amounts thereunder.
            -----------------
Amounts drawn pursuant to a Downgrade Drawing shall be maintained and invested as provided in Section 3.6(f) hereof. The Liquidity Provider may also arrange for a Replacement Liquidity Provider to issue and deliver a Replacement Liquidity Facility at any time after such Downgrade Drawing so long as such Downgrade Drawing has not been reimbursed in full to the Liquidity Provider, provided that any such replacement shall be made subject to the terms of the proviso to the final paragraph of Section 3(e).

          (d)  Non-Extension Drawings.  If any Liquidity Facility with respect
               ----------------------
to any Class of Certificates is scheduled to expire on a date (the "Stated
                                                                    ------
Expiration Date") prior to the date that is 15 days after the Final Legal
---------------
Distribution Date for such Class of Certificates, then, no earlier than the 60th day and no later than the 40th day prior to the then Stated Expiration Date, the Subordination Agent shall request that such Liquidity Provider extend the Stated Expiration Date to the earlier of (i) the date which is 15 days after the Final Legal Distribution Date for such Class of Certificates and (ii) the date that is the day immediately preceding the 364/th/ day occurring after the Stated Expiration Date (unless the obligations of such Liquidity Provider thereunder are earlier terminated in accordance with such Liquidity Facility). The Liquidity Provider shall advise the Subordination Agent, no earlier than 40 days and no later than 25 days prior to such Stated Expiration Date, whether, in its sole discretion, it agrees to so extend the Stated Expiration Date. If, on or before the 25th day prior to the Stated Expiration Date, such Liquidity Facility shall not have been so extended or replaced in accordance with Section 3.6(e), or if the Liquidity Provider fails irrevocably and unconditionally to advise the Subordination Agent on or before the 25th day prior to the Stated Expiration Date then in effect that such Stated Expiration Date shall be so extended, the Subordination Agent shall, on such 25th day (or as soon as possible thereafter), in accordance with and to the extent permitted by the terms of the expiring Liquidity Facility (a "Non-Extended Facility"), request a drawing under such
                       ---------------------
expiring Liquidity Facility (such drawing, a "Non-Extension Drawing") of all
                                              ---------------------
available and undrawn amounts thereunder. Amounts drawn pursuant to any Non-Extension Drawing shall be maintained and invested in accordance with Section 3.6(f) hereof. Notwithstanding the immediately preceding provisions of this
Section 3.6(d), so long as MSCS is the Liquidity Provider for any Liquidity Facility, the Stated Expiration Date therefor shall be automatically extended, effective on the 25/th/ day prior to such Stated Expiration Date (unless such Stated Expiration Date is on or after the date that is 15 days after the Final Legal Distribution Date for the relevant Class of Certificates), for a period of 364 days after such Stated Expiration Date (unless the obligations of such Liquidity Provider are earlier terminated in accordance with such Liquidity Facility) without the necessity of any act by the Subordination Agent or such Liquidity Provider, unless such Liquidity Provider shall advise the Subordination Agent, prior to such 25/th/ day, that it does not agree to such extension of the Stated Expiration Date, in which event, the Subordination Agent shall, on such 25/th/ day (or as soon as possible thereafter), in accordance with and to the extent permitted by the terms of the Non-Extended Facility, request a Non-Extension Drawing under the Non-Extended Facility of all available and undrawn amounts thereunder.

          (e)  Issuance of Replacement Liquidity Facility.  At any time, the
               ------------------------------------------
Subordination Agent may, but only upon the direction of Midway, with or without cause, arrange for a Replacement Liquidity Facility to replace the Liquidity Facility for any Class of Certificates, provided that, any such replacement of
                                        -------- ----
the initial Liquidity Provider may not be effective until the second anniversary of the Closing Date unless (A) there shall have become due to the initial Liquidity Provider, or the initial Liquidity Provider shall have demanded, amounts pursuant to Section 3.1, 3.2 or 3.3 of any Liquidity Facility and the replacement of the initial Liquidity Provider would reduce or eliminate the obligation to pay such amounts or Midway determines in good faith that there is a material likelihood that the initial Liquidity Provider will have the right to claim any such amounts (unless the initial Liquidity Provider waives, in writing, any right it may have to claim such amounts), which determination shall be set forth in a certificate delivered by Midway to such Liquidity Provider setting forth the basis for such determination and accompanied by an opinion of outside counsel selected by Midway and reasonably acceptable to such Liquidity Provider verifying the legal conclusions, if any, of such certificate relating to such basis, provided that,
                                                                 --------
in the case of any likely claim for such amounts based upon any proposed, or proposed change in, law, rule, regulation, interpretation, directive, requirement, request or administrative practice, such opinion may assume the adoption or promulgation of such proposed matter, (B) it shall become unlawful or impossible for the initial Liquidity Provider to maintain or fund its LIBOR Advances as described in Section 3.10 of any Liquidity Facility, to the extent that such Replacement Liquidity Facility would be able to maintain or fund such LIBOR Advances, (C) a Guarantee Event occurs and there is a resulting downgrade in the rating by any Rating Agency of any Class of Certificates, (D) a Downgrade Drawing or a Non-Extension Drawing shall have occurred under any Liquidity Facility or (E) the initial Liquidity Provider shall have breached any of its payment (including, without limitation, funding) obligations under any Liquidity Facility. If such Replacement Liquidity Facility is provided at any time after a Downgrade Drawing or a Non-Extension Drawing has been made, all funds on deposit in the relevant Cash Collateral Account will be returned to the Liquidity Provider being replaced. No such Replacement Liquidity Facility executed in connection therewith shall become effective and no such Replacement Liquidity Facility shall be deemed a "Liquidity Facility" under the Operative Agreements, unless and until (i) the conditions referred to in the immediately following paragraph shall have been satisfied and (ii) if such Replacement Liquidity Facility shall materially adversely affect the rights, remedies, interests or obligations of the Class A Certificateholders, the Class B Certificateholders or the Class C Certificateholders under any of the Operative Agreements, the applicable Trustee shall have consented, in writing, to the execution and issuance of such Replacement Liquidity Facility.

          If any Liquidity Provider shall determine not to extend its Liquidity Facility in accordance with Section 3.6(d), then such Liquidity Provider may, at its option, arrange for a Replacement Liquidity Facility to replace such Liquidity Facility during the period no earlier than 40 days and no later than 25 days prior to the then effected Stated Expiration Date of such Liquidity Facility; provided that (i) such right shall not interfere with the right of the
          -------- ----
Subordination Agent, at the direction of Midway, to select a Replacement Liquidity Facility pursuant to the immediately preceding paragraph and (ii) no Replacement Liquidity Provider selected pursuant to this sentence shall result in any increase in the obligations (or contingent obligations) of Midway pursuant to any Operative Agreement. In connection with the issuance of each Replacement Liquidity Facility, the Subordination Agent shall, prior to the issuance of such Replacement Liquidity Facility, obtain written confirmation from each Rating Agency that such Replacement Liquidity Facility will not cause a reduction of the rating then in effect for any Class of Certificates by such Rating Agency (without regard to the ratings of any Liquidity Provider being replaced pursuant to Section 3.6(c) hereof), (y) pay all Liquidity Obligations then owing to the replaced Liquidity Provider (which payment shall be made first from available funds in the Cash Collateral Account as described in clause (vii) of Section 3.6(f) hereof and thereafter from any other available source, including, without limitation, a drawing under the

Replacement Liquidity Facility, it being understood that no Replacement Liquidity Facility shall become effective (other than insofar as necessary to permit the repayment of amounts owed to the replaced Liquidity Provider) until all amounts owed to the replaced Liquidity Provider have been paid) and (z) cause the issuer of the Replacement Liquidity Facility to deliver the Replacement Liquidity Facility to the Subordination Agent, together with a legal opinion opining that such Replacement Liquidity Facility is an enforceable obligation of such Replacement Liquidity Provider. Upon satisfaction of the conditions set forth in this Section 3.6(e), (i) the replaced Liquidity Facility shall terminate and (ii) such Replacement Liquidity Provider shall be deemed to be a Liquidity Provider with the rights and obligations of a Liquidity Provider hereunder and under the other Operative Agreements and such Replacement Liquidity Facility shall be deemed to be a Liquidity Facility hereunder and under the other Operative Agreements.

          (f)  Cash Collateral Accounts; Withdrawals; Investments.  In the event
               --------------------------------------------------
the Subordination Agent shall draw all available amounts under the Class A Liquidity Facility, the Class B Liquidity Facility or the Class C Liquidity Facility pursuant to Section 3.6(c), 3.6(d) or 3.6(i) hereof, or in the event amounts are to be deposited in the Cash Collateral Account pursuant to subclause
(B) of clause "third" of Section 2.4(b), subclause (B) of clause "third" of
               -----                                              -----
Section 3.2 or subclause (B) of clause "fourth" of Section 3.3, amounts so drawn
                                        ------
shall be deposited by the Subordination Agent in the Class A Cash Collateral Account, the Class B Cash Collateral Account or the Class C Cash Collateral Account, respectively, and amounts so deposited shall be invested in Eligible Investments in accordance with Section 2.2(b) hereof. Investment Earnings on amounts on deposit in the Cash Collateral Accounts shall be deposited in the Collection Account on each Interest Payment Date under such Liquidity Facility and applied on such Interest Payment Date in accordance with Section 3.2, 3.3 or
3.4 (as applicable). The Subordination Agent shall deliver a written statement to Midway and the respective Liquidity Provider one day prior to each Distribution Date setting forth the aggregate amount of Investment Earnings held in the applicable Cash Collateral Accounts as of such date. In addition, from and after the date funds are so deposited, the Subordination Agent shall make withdrawals from such account as follows:

               (i) on each Distribution Date, the Subordination Agent shall, to the extent it shall not have received funds to pay accrued and unpaid interest on the Class A Certificates (at the Stated Interest Rate for the Class A Certificates) from any other source, withdraw from the Class A Cash Collateral Account, and pay to the Class A Trustee an amount equal to the lesser of (x) an amount necessary to pay accrued and unpaid interest (at the Stated Interest Rate for the Class A Certificates) on such Class A Certificates and (y) the amount on deposit in the Class A Cash Collateral Account;

               (ii) on each Distribution Date, the Subordination Agent shall, to the extent it shall not have received funds to pay accrued and unpaid interest on the Class B Certificates (at the Stated Interest Rate for the Class B Certificates) from any other source, withdraw from the Class B Cash Collateral Account, and pay to the Class B

     Trustee an amount equal to the lesser of (x) an amount necessary to pay accrued and unpaid interest (at the Stated Interest Rate for the Class B Certificates) on such Class B Certificates and (y) the amount on deposit in the Class B Cash Collateral Account;

               (iii) on each Distribution Date, the Subordination Agent shall, to the extent it shall not have received funds to pay accrued and unpaid interest on the Class C Certificates (at the Stated Interest Rate for the Class C Certificates) from any other source, withdraw from the Class C Cash Collateral Account, and pay to the Class C Trustee an amount equal to the lesser of (x) an amount necessary to pay accrued and unpaid interest (at the Stated Interest Rate for the Class C Certificates) on such Class C Certificates and (y) the amount on deposit in the Class C Cash Collateral Account;

               (iv)  on each date on which the Pool Balance of the Class A
     Trust shall have been reduced by payments made to the Class A Certificateholders pursuant to Section 2.4, 3.2 or 3.3 hereof or pursuant to Section 2.03 of the Escrow and Paying Agent Agreement for such Class, the Subordination Agent shall withdraw from the Class A Cash Collateral Account such amount as is necessary so that, after giving effect to the reduction of the Pool Balance on such date (including any such reduction resulting from a prior withdrawal of amounts on deposit in the Class A Cash Collateral Account on such date), the Required Amount (with respect to the Class A Liquidity Facility) will be on deposit in the Class A Cash Collateral Account and shall first, pay such amount to the Class A
                                  -----
     Liquidity Provider until the Liquidity Obligations (with respect to the Class A Certificates) shall have been paid in full, and second, deposit any
                                                             ------
     remaining amount in the Collection Account;

               (v) on each date on which the Pool Balance of the Class B Trust shall have been reduced by payments made to the Class B Certificateholders pursuant to Section 2.4, 3.2 or 3.3 hereof or pursuant to Section 2.03 of the Escrow and Paying Agent Agreement for such Class, the Subordination Agent shall withdraw from the Class B Cash Collateral Account such amount as is necessary so that, after giving effect to the reduction of the Pool Balance on such date (including any such reduction resulting from a prior withdrawal of amounts on deposit in the Class B Cash Collateral Account on such date), the Required Amount (with respect to the Class B Liquidity Facility) will be on deposit in the Class B Cash Collateral Account and shall first, pay such amount to the Class B Liquidity Provider until the
           -----
     Liquidity Obligations (with respect to the Class B Certificates) shall have been paid in full, and second, deposit any remaining amount in the
                            ------
     Collection Account;

               (vi) on each date on which the Pool Balance of the Class C Trust shall have been reduced by payments made of the Class C Certificateholders pursuant to Section 2.4, 3.2 or 3.3 hereof or pursuant to Section 2.03 of the Escrow and Paying Agent Agreement for such Class, the Subordination Agent shall withdraw from the Class C

     Cash Collateral Account such amount as is necessary so that, after giving effect to the reduction of the Pool Balance on such date (including any such reduction resulting from a prior withdrawal of amounts on deposit in the Class C Cash Collateral Account on such date), the Required Amount (with respect to the Class C Liquidity Facility) will be on deposit in the Class C Cash Collateral Account and shall first, pay such amount to the
                                               -----
     Class C Liquidity Provider until the Liquidity Obligations (with respect to the Class C Certificates) shall have been paid in full, and second, deposit
                                                                 ------
     any remaining amount in the Collection Account;

               (vii) if a Replacement Liquidity Facility for any Class of Certificates shall be delivered to the Subordination Agent following the date on which funds have been deposited into the Cash Collateral Account for such Class of Certificates, the Subordination Agent shall withdraw all amounts on deposit in such Cash Collateral Account and shall pay such amounts to each replaced Liquidity Provider pari passu until all Liquidity
                                                 ---- -----
     Obligations owed to such Person shall have been paid in full, and shall deposit any remaining amount in the Collection Account; and

               (viii) following the payment of Final Distributions with respect to any Class of Certificates, on the date on which the Subordination Agent shall have been notified by the Liquidity Provider for such Class of Certificates that the Liquidity Obligations owed to such Liquidity Provider have been paid in full, the Subordination Agent shall withdraw all amounts on deposit in the Cash Collateral Account in respect of such Class of Certificates and shall deposit such amount in the Collection Account.

          (g)  Reinstatement.  With respect to any Interest Drawing under the
               -------------
Liquidity Facility for any Trust, upon the reimbursement of the applicable Liquidity Provider for all or any part of the amount of such Interest Drawing, together with any accrued interest thereon, the Available Amount of such Liquidity Facility shall be reinstated by an amount equal to the amount so reimbursed to the applicable Liquidity Provider, but not to exceed the Required Amount for such Liquidity Facility; provided, however, that such Liquidity
                                    --------  -------
Facility shall not be so reinstated, in part or in full, at any time after (i) a Final Drawing shall have occurred with respect to such Liquidity Facility or
(ii) both (A) a Liquidity Event of Default shall have occurred and be continuing and (B) a Performing Note Deficiency exists. In the event that at any time prior to both the occurrence of a Liquidity Event of Default and the existence of a Performing Note Deficiency, funds are withdrawn from any Cash Collateral Account pursuant to clauses (i), (ii) or (iii) of Section 3.6(f) hereof, or such Liquidity Facility shall have become a Downgraded Facility or a Non-Extended Facility at a time when unreimbursed Interest Drawings under such Liquidity Facility have reduced the Available Amount thereunder to zero, then funds received by the Subordination Agent at any time other than (x) any time when both a Liquidity Event of Default shall have occurred and be continuing with respect to such Liquidity Facility and a Performing Note Deficiency exists, and
(y) any time after a Final Drawing shall have occurred with respect to such Liquidity Facility, shall be deposited in such Cash Collateral Account as provided in clause "third" of Section 2.4(b), clause "third" of Section 3.2 or
                    -----                             -----
clause "fourth" of Section 3.3, as applicable, and applied in accordance with
        ------
Section 3.6(f) hereof.

          (h)  Reimbursement.  The amount of each drawing under the Liquidity
               -------------
Facilities shall be due and payable, together with interest thereon, on the dates and at the rates, respectively, provided in the Liquidity Facilities.

          (i)  Final Drawing.  If any action is required under a Liquidity
               -------------
Facility to be taken by the Subordination Agent in order to make a Final Drawing thereunder, the Subordination Agent shall not fail to take such action. Upon receipt of the proceeds of a Final Drawing under the related Liquidity Facility, the Subordination Agent shall maintain and invest such proceeds in accordance with Section 3.6(f) hereof.

          (j)  Reduction of Stated Amount.  Promptly following each date on
               --------------------------
which the Required Amount of the Liquidity Facility for a Class of Certificates is reduced as a result of a distribution to the Certificateholders of such Class of Certificates, the Subordination Agent shall, if such Liquidity Facility provides for reductions of the Stated Amount of such Liquidity Facility and if such reductions are not automatic, request the Liquidity Provider for such Class of Certificates to reduce such Stated Amount to an amount equal to the Required Amount with respect to such Liquidity Facility (as calculated by the Subordination Agent after giving effect to such payment). Each such request shall be made in accordance with the provisions of the applicable Liquidity Facility.

          (k)  Relation to Subordination Provisions.  Interest Drawings under
               ------------------------------------
the Liquidity Facilities and withdrawals from the Cash Collateral Accounts, in each case, in respect of interest on the Certificates of any Class, will be distributed to the Trustee for such Class of Certificates, notwithstanding Sections 3.2, 3.3 and 3.6(h) hereof.


                                  ARTICLE IV

                             EXERCISE OF REMEDIES

          SECTION 4.1  Directions from the Controlling Party.  (a)  (i)
                       -------------------------------------
Following the occurrence and during the continuation of an Indenture Default under any Indenture, the Controlling Party shall direct the Subordination Agent, which shall in turn direct the Loan Trustee under such Indenture in the exercise of remedies available to the holders of the Equipment Notes issued pursuant to such Indenture, including, without limitation, the ability to vote all such Equipment Notes in favor of declaring all of the unpaid principal amount of such Equipment Notes and accrued interest thereon to be due and payable under, and in accordance with, the provisions of such Indenture. Subject to the Owner Trustees' and the Owner Participants' rights, if any, set forth in the Indentures with respect to the Leased Aircraft to purchase the Equipment Notes, if the Equipment Notes issued pursuant to any Indenture have been Accelerated following an Indenture Default with respect thereto, the Controlling Party may direct the Subordination Agent to sell, assign, contract to sell or otherwise dispose of and deliver all (but not less than all) of such Equipment Notes to any Person at public or private sale, at any location at the option of the Controlling Party, all upon such terms and conditions as it may reasonably deem advisable in accordance with applicable law.

          (ii) Subject to the Owner Trustees' and the Owner Participants' rights set forth in the Indentures, with respect to the Leased Aircraft, to purchase the Equipment Notes, and notwithstanding the foregoing, so long as any Certificates remain Outstanding, during the period ending on the date which is nine months after the earlier of (x) the Acceleration of the Equipment Notes issued pursuant to any Indenture or (y) the occurrence of a Midway Bankruptcy Event, without the consent of each Trustee, (A) no Aircraft subject to the Lien of such Indenture or such Equipment Notes may be sold if the net proceeds from such sale would be less than the Minimum Sale Price for such Aircraft or such Equipment Notes, and (B) with respect to any Leased Aircraft, the amount and payment dates of rentals payable by Midway under the Lease for such Aircraft may not be adjusted, if, as a result of such adjustment, the discounted present value of all such rentals would be less than 75% of the discounted present value of the rentals payable by Midway under such Lease before giving effect to such adjustment, in each case, using the weighted average interest rate of the Equipment Notes issued pursuant to such Indenture as the discount rate.

          (iii) At the request of the Controlling Party (but at no expense to the Subordination Agent), the Subordination Agent may from time to time during the continuance of an Indenture Default (and before the occurrence of a Triggering Event) commission LTV Appraisals with respect to the related Aircraft.

          (iv) After a Triggering Event occurs and any Equipment Note becomes a Non-Performing Equipment Note, the Subordination Agent shall obtain (but at no expense to the Subordination Agent) LTV Appraisals for the Aircraft as soon as practicable and additional LTV Appraisals on or prior to each anniversary of the date of such initial LTV Appraisals; provided that, if the Controlling Party reasonably objects to the appraised value of the Aircraft shown in any such LTV Appraisals, the Controlling Party shall have the right to obtain or cause to be obtained at its expense substitute LTV Appraisals (including any LTV Appraisals based upon physical inspection of the Aircraft).

          (b) The Controlling Party shall take such actions as it may reasonably deem most effectual to complete the sale or other disposition of such Aircraft or Equipment Notes. In addition, in lieu of any sale, assignment, contract to sell or other disposition, the Subordination Agent, on behalf of the Controlling Party, may maintain possession of such Equipment Notes and continue to apply monies received in respect of such Equipment Notes in accordance with Article III hereof. In addition, in lieu of such sale, assignment, contract to sell or other disposition, or in lieu of such maintenance of possession, the Controlling Party may instruct the Loan Trustee under such Indenture to foreclose on the Lien on the related Aircraft or to take any other remedial action permitted under such Indenture or applicable law.

          SECTION 4.2  Remedies Cumulative.  Each and every right, power and
                       -------------------
remedy given to the Trustees, the Liquidity Providers, the Controlling Party or the Subordination Agent specifically or otherwise in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may, subject always to the terms and conditions hereof, be exercised from time to time and as often and in such order as may be deemed expedient by any Trustee, any Liquidity Provider, the Controlling Party or the Subordination Agent, as appropriate, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by any Trustee, any Liquidity Provider, the Controlling Party or the Subordination Agent in the exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default or to be an acquiescence therein.

          SECTION 4.3  Discontinuance of Proceedings.  In case any party to this
                       -----------------------------
Agreement (including the Controlling Party in such capacity) shall have instituted any Proceeding to enforce any right, power or remedy under this Agreement by foreclosure, entry or otherwise, and such Proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Person instituting such Proceeding, then and in every such case each such party shall, subject to any determination in such Proceeding, be restored to its former position and rights hereunder, and all rights, remedies and powers of such party shall continue as if no such Proceedings had been instituted.

          SECTION 4.4  Right of Certificateholders to Receive Payments Not to Be
                       ---------------------------------------------------------
Impaired.  Anything in this Agreement to the contrary notwithstanding but
--------
subject to each Trust Agreement, the right of any Certificateholder or Liquidity Provider, respectively, to receive payments hereunder (including pursuant to Section 2.4, 3.2 or 3.3 hereof) when due, or to institute suit for the enforcement of any such payment on or after the applicable Distribution Date, shall not be impaired or affected without the consent of such Certificateholder or such Liquidity Provider, respectively.

          SECTION 4.5  Undertaking for Costs.  In any suit for the enforcement
                       ---------------------
of any right or remedy under this Agreement or in any suit against any Controlling Party or the Subordination Agent for any action taken or omitted by it as Controlling Party or Subordination Agent, as the case may be, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. The provisions of this Section do not apply to a suit instituted by the Subordination Agent, a Liquidity Provider or a Trustee or a suit by Certificateholders holding more than 10% of the original principal amount of any Class of Certificates.

                                   ARTICLE V

                      DUTIES OF THE SUBORDINATION AGENT;
                         AGREEMENTS OF TRUSTEES, ETC.

          SECTION 5.1  Notice of Indenture Default or Triggering Event.  (a)  In
                       -----------------------------------------------
the event the Subordination Agent shall have actual knowledge of the occurrence of an Indenture Default or a Triggering Event, as promptly as practicable, and in any event within 10 days after obtaining knowledge thereof, the Subordination Agent shall transmit by mail to the Rating Agencies, the Liquidity Providers and the Trustees notice of such Indenture Default or Triggering Event, unless such Indenture Default or Triggering Event shall have been cured or waived. For all purposes of this Agreement, in the absence of actual knowledge on the part of a Responsible Officer, the Subordination Agent shall not be deemed to have knowledge of any Indenture Default or Triggering Event unless notified in writing by one or more Trustees, one or more Liquidity Providers or one or more Certificateholders.

          (b)  Other Notices.  The Subordination Agent will furnish to each
               -------------
Liquidity Provider and Trustee, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Subordination Agent as registered holder of the Equipment Notes or otherwise in its capacity as Subordination Agent to the extent the same shall not have been otherwise directly distributed to such Liquidity Provider or Trustee, as applicable, pursuant to the express provision of any other Operative Agreement.

          (c)  Determinations and Notifications.  The Subordination Agent agrees
               --------------------------------
to provide to Midway, upon its request and at its expense, information concerning amounts contained in, and returns earned on, any Cash Collateral Account and any other information needed for Midway to determine amounts owing to any Liquidity Provider.

          SECTION 5.2  Indemnification.  The Subordination Agent shall not be
                       ---------------
required to take any action or refrain from taking any action under Article IV hereof unless the Subordination Agent shall have been indemnified (to the extent and in the manner reasonably satisfactory to the Subordination Agent) against any liability, cost or expense (including counsel fees and expenses) which may be incurred in connection therewith. The Subordination Agent shall not be under any obligation to take any action, or refrain from taking any action, under this Agreement and nothing contained in this Agreement shall require the Subordination Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Subordination Agent shall not be required to take any action under Article IV hereof, nor shall any other provision of this Agreement be deemed to impose a duty on the Subordination Agent to take any action, if the Subordination Agent shall have been advised by counsel that such action is contrary to the terms hereof or is otherwise contrary to law.

          SECTION 5.3  No Duties Except as Specified in Intercreditor Agreement.
                       --------------------------------------------------------
The Subordination Agent shall not have any duty or obligation to take or refrain from taking any action under, or in connection with, this Agreement, except as expressly provided by the terms of this Agreement; and no implied duties or obligations shall be read into this Agreement against the Subordination Agent. The Subordination Agent agrees that it will, in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under Section 7.1 hereof) promptly take such action as may be necessary to duly discharge all Liens on any of the Trust Accounts or any monies deposited therein which result from claims against it in its individual capacity not related to its activities hereunder or from a breach of its obligations that constitute willful misconduct or gross negligence hereunder or under any other Operative Agreement.

          SECTION 5.4  Notice from the Liquidity Providers and Trustees.  If a
                       ------------------------------------------------
Responsible Officer of any Liquidity Provider or Trustee has actual notice of an Indenture Default or a Triggering Event, such Person shall promptly use its best efforts to give notice thereof to all other Liquidity Providers and Trustees and to the Subordination Agent, provided, however, that no such Person shall have
                            --------  -------
any liability hereunder as a result of its failure to deliver any such notice.

                                  ARTICLE VI

                            THE SUBORDINATION AGENT

          SECTION 6.1  Authorization; Acceptance of Trusts and Duties.  Each of
                       ----------------------------------------------
the Class A Trustee, Class B Trustee and Class C Trustee hereby designates and appoints the Subordination Agent as the agent and trustee of such Trustee under the applicable Liquidity Facility and authorizes the Subordination Agent to enter into the applicable Liquidity Facility as agent and trustee for such Trustee. Each of the Liquidity Providers and the Trustees hereby designates and appoints the Subordination Agent as the Subordination Agent under this Agreement.

          Allfirst Bank hereby accepts the duties hereby created and applicable to it as the Subordination Agent and agrees to perform the same but only upon the terms of this Agreement and agrees to receive and disburse all monies received by it in accordance with the terms hereof. The Subordination Agent shall not be answerable or accountable under any circumstances, except (a) for its own willful misconduct or gross negligence or, with respect to the handling or transfer of funds, for its own negligence, (b) as provided in Section 2.2 hereof and (c) for liabilities that may result from the material inaccuracy of any representation or warranty of the Subordination Agent made in its individual capacity in any Operative Agreement. The Subordination Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Subordination Agent, unless it is proved that the Subordination Agent was negligent in ascertaining the pertinent facts.

          SECTION 6.2  Absence of Duties.  The Subordination Agent shall have no
                       -----------------
duty to see to any recording or filing of this Agreement or any other document, or to see to the maintenance of any such recording or filing.

          SECTION 6.3  No Representations or Warranties as to Documents.  The
                       ------------------------------------------------
Subordination Agent in its individual capacity does not make nor shall be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Agreement or any other Operative Agreement or as to the correctness of any statement contained in any thereof, except for the representations and warranties of the Subordination Agent, made in its individual capacity, under any Operative Agreement to which it is a party. The Certificateholders, the Trustees and the Liquidity Providers make no representation or warranty hereunder whatsoever.

          SECTION 6.4  No Segregation of Monies; No Interest.  Any monies paid
                       -------------------------------------
to or retained by the Subordination Agent pursuant to any provision hereof and not then required to be distributed to any Trustee or any Liquidity Provider as provided in Articles II and III hereof need not be segregated in any manner except to the extent required by such Articles II and III and by law, and the Subordination Agent shall not (except as otherwise provided in Section 2.2 hereof) be liable for any interest thereon; provided, however, that any payments
                                            --------  -------
received or applied hereunder by the Subordination Agent shall be accounted for by the Subordination Agent so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

          SECTION 6.5  Reliance; Agents; Advice of Counsel.  The Subordination
                       -----------------------------------
Agent shall not incur liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. As to the Pool Balance of any Trust as of any date, the Subordination Agent may for all purposes hereof rely on a certificate signed by any Responsible Officer of the applicable Trustee, and such certificate shall constitute full protection to the Subordination Agent for any action taken or omitted to be taken by it in good faith in reliance thereon. As to any fact or matter relating to the Liquidity

Providers or the Trustees the manner of ascertainment of which is not specifically described herein, the Subordination Agent may for all purposes hereof rely on a certificate, signed by any Responsible Officer of the applicable Liquidity Provider or Trustee, as the case may be, as to such fact or matter, and such certificate shall constitute full protection to the Subordination Agent for any action taken or omitted to be taken by it in good faith in reliance thereon. The Subordination Agent shall assume, and shall be fully protected in assuming, that each of the Liquidity Providers and each of the Trustees are authorized to enter into this Agreement and to take all action to be taken by them pursuant to the provisions hereof, and shall not inquire into the authorization of each of the Liquidity Providers and each of the Trustees with respect thereto. In the administration of the trusts hereunder, the Subordination Agent may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it, and the Subordination Agent shall not be liable for the acts or omissions of any agent appointed with due care or for anything done, suffered or omitted in good faith by it in accordance with the advice or written opinion of any such counsel, accountants or other skilled persons.

          SECTION 6.6  Capacity in Which Acting.  The Subordination Agent acts
                       ------------------------
hereunder solely as agent and trustee herein and not in its individual capacity, except as otherwise expressly provided in the Operative Agreements.

          SECTION 6.7  Compensation.  The Subordination Agent shall be entitled
                       ------------
to reasonable compensation, including expenses and disbursements, for all services rendered hereunder and shall have a priority claim to the extent set forth in Article III hereof on all monies collected hereunder for the payment of such compensation, to the extent that such compensation shall not be paid by others. The Subordination Agent agrees that it shall have no right against any Trustee or Liquidity Provider for any fee as compensation for its services as agent under this Agreement. The provisions of this Section 6.7 shall survive the termination of this Agreement.

          SECTION 6.8  May Become Certificateholder.  The institution acting as
                       ----------------------------
Subordination Agent hereunder may become a Certificateholder and have all rights and benefits of a Certificateholder to the same extent as if it were not the institution acting as the Subordination Agent.

          SECTION 6.9  Subordination Agent Required; Eligibility.  There shall
                       -----------------------------------------
at all times be a Subordination Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia having a combined capital and surplus of at least $100,000,000 (or the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States, any State thereof or of the District of Columbia and having a combined capital and surplus of at least $100,000,000), if there is such an institution willing and able to perform the duties of the Subordination Agent hereunder upon reasonable or customary terms. Such corporation shall be authorized under the laws of the United States or any State thereof or of the District of Columbia to exercise corporate trust powers and shall be subject to supervision or examination by federal, state or District of Columbia authorities. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of any of the aforesaid supervising or examining authorities, then, for the purposes of this Section 6.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          In case at any time the Subordination Agent shall cease to be eligible in accordance with the provisions of this Section, the Subordination Agent shall resign immediately in the manner and with the effect specified in Section 8.1.

          SECTION 6.10 Money to Be Held in Trust.  All Equipment Notes, monies
                       -------------------------
and other property deposited with or held by the Subordination Agent pursuant to this Agreement shall be held in trust for the benefit of the parties entitled to such Equipment Notes, monies and other property. All such Equipment Notes, monies or other property shall be held in the Trust Department of the institution acting as Subordination Agent hereunder.

                                  ARTICLE VII

                    INDEMNIFICATION OF SUBORDINATION AGENT

          SECTION 7.1  Scope of Indemnification.   The Subordination Agent shall
                       ------------------------
be indemnified hereunder to the extent and in the manner described in Section
5.2 hereof, Sections 7.01 and 8.01 of the Participation Agreements and Section 6 of the Note Purchase Agreement. The indemnities contained in such Sections shall survive the termination of this Agreement.

                                  ARTICLE VII

                         SUCCESSOR SUBORDINATION AGENT

          SECTION 8.1  Replacement of Subordination Agent; Appointment of
                       --------------------------------------------------
Successor. The Subordination Agent may resign at any time by so notifying the
---------
Trustees and the Liquidity Providers. The Controlling Party may remove the Subordination Agent for cause by so notifying the Subordination Agent and may appoint a successor Subordination Agent. The Controlling Party shall remove the Subordination Agent if:

          (1)  the Subordination Agent fails to comply with Section 6.9 hereof;

          (2)  the Subordination Agent is adjudged bankrupt or insolvent;

          (3) a receiver or other public officer takes charge of the Subordination Agent or its property; or

          (4)  the Subordination Agent otherwise becomes incapable of acting.

          If the Subordination Agent resigns or is removed or if a vacancy exists in the office of Subordination Agent for any reason (the Subordination Agent in such event being referred to herein as the retiring Subordination Agent), the Controlling Party in consultation with Midway shall promptly appoint a successor Subordination Agent.

          Any corporation into which the Subordination Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Subordination Agent shall be a party, or any corporation to which substantially all the corporate trust business of the Subordination Agent may be transferred, shall, subject to the terms of Section 6.9 hereof, be the Subordination Agent hereunder and under the other Operative Agreements to which the Subordination Agent is a party without further act, except that such Person shall give prompt subsequent notice of such transaction to the Liquidity Providers and each Trustee,

          A successor Subordination Agent shall deliver a written acceptance of its appointment as Subordination Agent hereunder to the retiring Subordination Agent, upon which the resignation or removal of the retiring Subordination Agent shall become effective, and the successor Subordination Agent shall have all the rights, powers and duties of the Subordination Agent under this Agreement. The successor Subordination Agent shall send a written notice of its succession to the Liquidity Providers and the Trustees. The retiring Subordination Agent shall promptly transfer its rights under each of the Liquidity Facilities and all of the property held by it as Subordination Agent to the successor Subordination Agent.

          If a successor Subordination Agent does not take office within 60 days after the retiring Subordination Agent resigns or is removed, the retiring Subordination Agent or one or more of the Trustees may petition any court of competent jurisdiction for the appointment of a successor Subordination Agent.

          If the Subordination Agent fails to comply with Section 6.9 hereof (to the extent applicable), one or more of the Trustees or one or more of the Liquidity Providers or Midway may petition any court of competent jurisdiction for the removal of the Subordination Agent and the appointment of a successor Subordination Agent.

          Notwithstanding the foregoing, no resignation or removal of the Subordination Agent shall be effective unless and until a successor has been appointed. No appointment of a successor Subordination Agent shall be effective unless and until the Rating Agencies shall have delivered a Ratings Confirmation.

                                  ARTICLE IX

                          SUPPLEMENTS AND AMENDMENTS

          SECTION 9.1  Amendments, Waivers, Etc.  (a) This Agreement may not be
                       ------------------------
supplemented, amended or modified without the consent of each Trustee (acting with the consent of holders of Certificates of the related Class evidencing interests in the related Trust aggregating not less than a majority in interest in such Trust or as otherwise authorized pursuant to the relevant Trust Agreement), the Subordination Agent and each Liquidity Provider; provided,
                                                                 --------
however, that this Agreement may be supplemented, amended or modified without
-------
the consent of any Trustee if such supplement, amendment or modification cures an ambiguity or inconsistency or does not materially adversely affect such Trustee or the holders of the related Class of Certificates; and provided
                                                                 --------
further however, that, if such supplement, amendment or modification would (x)
------- -------
directly or indirectly modify or supersede, or otherwise conflict with, Section 2.2(b), Section 3.6(e), Section 3.6(f) or the second sentence of Section 10.6 (collectively, together with this proviso and Section 9.1, the "Midway
                                                                ------
Provisions") or (y) otherwise adversely affect the interests of a potential
----------
Replacement Liquidity Provider or of Midway with respect to its ability to replace any Liquidity Facility or with respect to its payment obligations under any Financing Agreement or any Indenture, then such supplement, amendment or modification shall not be effective without the additional written consent of Midway. Notwithstanding the foregoing, without the consent of each Certificateholder and each Liquidity Provider, no supplement, amendment or modification of this Agreement may (i) reduce the percentage of the interest in any Trust evidenced by the Certificates issued by such Trust necessary to consent to modify or amend any provision of this Agreement or to waive compliance therewith or (ii) modify Section 2.4, 3.2 or 3.3 hereof, relating to the distribution of monies received by the Subordination Agent hereunder from the Equipment Notes or pursuant to the Liquidity Facilities. Nothing contained in this Section shall require the consent of a Trustee at any time following the payment of Final Distributions with respect to the related Class of Certificates.

          (b) In the event that the Subordination Agent, as the registered holder of any Equipment Notes, receives a request for its consent to any amendment, modification, consent or waiver under such Equipment Notes, the Indenture pursuant to which such Equipment Notes were issued, or the related Lease, Participation Agreement or other related document, (i) if no Indenture Default shall have occurred and be continuing with respect to such Indenture, the Subordination Agent shall request directions with respect to each Series of such Equipment Notes from the Trustee of the Trust which holds such Equipment Notes and shall vote or consent in accordance with the instructions of such Trustee and (ii) if any Indenture Default (which, in the case of any Indenture pertaining to a Leased Aircraft, has not been cured by the applicable

Owner Trustee or the applicable Owner Participant, if applicable, pursuant to
Section 4.03 of such Indenture) shall have occurred and be continuing with respect to such Indenture, the Subordination Agent will exercise its voting rights as directed by the Controlling Party, subject to Sections 4.1 and 4.4 hereof; provided that no such amendment, modification or waiver shall, without the consent of each Liquidity Provider, reduce the amount of rent, supplemental rent or termination values payable by Midway under any Lease or reduce the amount of principal or interest payable by Midway under any Equipment Note issued under any Indenture in respect of an Owned Aircraft.

          SECTION 9.2  Subordination Agent Protected.  If, in the reasonable
                       -----------------------------
opinion of the institution acting as the Subordination Agent hereunder or any counsel consulted by it, any document required to be executed pursuant to the terms of Section 9.1 affects any right, duty, immunity or indemnity with respect to it under this Agreement or any Liquidity Facility, the Subordination Agent may in its discretion decline to execute such document.

          SECTION 9.3  Effect of Supplemental Agreements.  Upon the execution of
                       ---------------------------------
any amendment or supplement hereto pursuant to the provisions hereof, this Agreement shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Agreement of the parties hereto and beneficiaries hereof shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental agreement shall be and be deemed to be part of the terms and conditions of this Agreement for any and all purposes. In executing or accepting any supplemental agreement permitted by this Article IX, the Subordination Agent shall be entitled to receive, and shall be fully protected in relying upon, an opinion of counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement.

          SECTION 9.4  Notice to Rating Agencies.  Promptly following its
                       -------------------------
receipt of each amendment, consent, modification, supplement or waiver contemplated by this Article IX, the Subordination Agent shall send a copy thereof to each Rating Agency.

                                   ARTICLE X

                                 MISCELLANEOUS

          SECTION 10.  Termination of Intercreditor Agreement.  Following
                       --------------------------------------
payment of Final Distributions with respect to each Class of Certificates and the payment in full of all Liquidity Obligations to the Liquidity Providers and provided that there shall then be no other amounts due to the
--------
Certificateholders, the Trustees, the Liquidity Providers and the Subordination Agent hereunder or under the Trust Agreements, and that the commitment of the Liquidity Providers under the Liquidity Facilities shall have expired or been terminated, this

Agreement and the trusts created hereby shall terminate and this Agreement shall be of no further force or effect. Except as aforesaid or otherwise provided, this Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

          SECTION 10.2  Intercreditor Agreement for Benefit of Trustees,
                        ------------------------------------------------
Liquidity Providers and Subordination Agent.  Nothing in this Agreement, whether
-------------------------------------------
express or implied, shall be construed to give to any Person other than the Trustees, the Liquidity Providers and the Subordination Agent any legal or equitable right, remedy or claim under or in respect of this Agreement.

          SECTION 10.3  Notices.  Unless otherwise expressly specified or
                        -------
permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Agreement to be made, given, furnished or filed shall be in writing, mailed by certified mail, postage prepaid, or by confirmed telecopy and

               (i) if to the Subordination Agent, addressed to it at its office at:

                      Allfirst Bank
                      25 South Charles Street
                      Baltimore, Maryland 21201
                      Facsimile:  (410) 244-4626

                      Attention:  Corporate Trust Department

               (ii)   if to any Trustee, addressed to it at its office at:

                      Allfirst Bank
                      25 South Charles Street
                      Baltimore, Maryland 21201
                      Facsimile:  (410) 244-4626

                      Attention:  Corporate Trust Department

               (iii) if to any Liquidity Provider, addressed to it at its office at:

                      MORGAN STANLEY CAPITAL SERVICES INC.
                      1585 Broadway
                      New York, New York  10036
                      Facsimile: (212) 761-0580

                      Attention:  Keith Amburgey

Whenever any notice in writing is required to be given by any Trustee or Liquidity Provider or the Subordination Agent to any of the other of them, such notice shall be deemed given and such requirement satisfied when such notice is received, if such notice is mailed by certified mail, postage prepaid or by courier service or if such notice is sent by confirmed telecopy addressed as provided above. Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this Agreement.

          SECTION 10.4  Severability.  Any provision of this Agreement which is
                        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 10.5  No Oral Modifications or Continuing Waivers.  No terms
                        -------------------------------------------
or provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other Person against whom enforcement of the change, waiver, discharge or termination is sought and any other party or other Person whose consent is required pursuant to this Agreement and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

          SECTION 10.6  Successors and Assigns.  All covenants and agreements
                        ----------------------
contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the successors and assigns of each, all as herein provided. In addition, the Midway Provisions shall inure to the benefit of Midway and its successors and assigns, and (without limitation of the foregoing) Midway is hereby constituted, and agreed to be, an express third party beneficiary of the Midway Provisions.

          SECTION 10.7  Headings.  The headings of the various Articles and
                        --------
Sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 10.8  Counterpart Form.  This Agreement may be executed by the
                        ----------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement.

          SECTION 10.9  Subordination.  (a)  As between the Liquidity Providers,
                        -------------
on the one hand, and the Trustees and the Certificateholders, on the other hand, and as among the Certificateholders, this Agreement shall be a subordination agreement for purposes of Section 510 of the United States Bankruptcy Code, as amended from time to time.

          (b) Notwithstanding the provisions of this Agreement, if prior to the payment in full to the Liquidity Providers of all Liquidity Obligations then due and payable, any party hereto shall have received any payment or distribution in respect of Equipment Notes or any other amount under the Indentures or other Operative Agreements which, had the subordination provisions of this Agreement been properly applied to such payment, distribution or other amount, would not have been distributed to such Person, then such payment, distribution or other amount shall be received and held in trust by such Person and paid over or delivered to the Subordination Agent for application as provided herein.

          (c) If any Trustee, any Liquidity Provider or the Subordination Agent receives any payment in respect of any obligations owing hereunder (or, in the case of the Liquidity Providers, in respect of the Liquidity Obligations), which is subsequently invalidated, declared preferential, set aside and/or required to be repaid to a trustee, receiver or other party, then, to the extent of such payment, such obligations (or, in the case of the Liquidity Providers, such Liquidity Obligations) intended to be satisfied shall be revived and continue in full force and effect as if such payment had not been received.

          (d) The Trustees (on behalf of themselves and the holders of Certificates), the Liquidity Providers and the Subordination Agent confirm that the payment priorities specified in Sections 2.4, 3.2 and 3.3 shall apply in all circumstances, notwithstanding the fact that the obligations owed to the Trustees and the holders of Certificates are secured by certain assets and the Liquidity Obligations may not be so secured. The Trustees expressly agree (on behalf of themselves and the holders of Certificates) not to assert priority over the holders of Liquidity Obligations due to their status as secured creditors in any bankruptcy, insolvency or other legal proceeding.

          (e) Each of the Trustees (on behalf of themselves and the holders of Certificates), the Liquidity Providers and the Subordination Agent may take any of the following actions without impairing its rights under this Agreement:

               (i) obtain a lien on any property to secure any amounts owing to it hereunder, including, in the case of the Liquidity Providers, the Liquidity Obligations,

               (ii) obtain the primary or secondary obligation of any other obligor with respect to any amounts owing to it hereunder, including, in the case of the Liquidity Providers, any of the Liquidity Obligations,

               (iii) renew, extend, increase, alter or exchange any amounts owing to it hereunder, including, in the case of the Liquidity Providers, any of the Liquidity Obligations, or release or compromise any obligation of any obligor with respect thereto,

               (iv) refrain from exercising any right or remedy, or delay in exercising such right or remedy, which it may have, or

               (v) take any other action which might discharge a subordinated party or a surety under applicable law;

provided, however, that the taking of any such actions by any of the Trustees or
--------  -------
the Liquidity Providers or the Subordination Agent shall not prejudice the rights or adversely affect the obligations of any other party under this Agreement.

          SECTION 10.10  Governing Law.  THIS AGREEMENT SHALL IN ALL RESPECTS
                         -------------
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

          SECTION 10.11  Submission to Jurisdiction; Waiver of Jury Trial;
                         -------------------------------------------------
Waiver of Immunity. (a) Each of the parties hereto hereby irrevocably and
------------------
unconditionally:

          (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Operative Agreement, or for recognition and enforcement of any judgment in respect hereof or thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

          (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have that the venue of any such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form and mail), postage prepaid, to each party hereto at its address set forth in Section 10.3 hereof, or at such other address of which the other parties shall have been notified pursuant thereto; and

          (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

          (b) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each of the parties warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, AND CANNOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

          (c) The Liquidity Provider hereby waives any immunity it may have from the jurisdiction of the courts of the United States or of any State and waives any immunity any of its properties located in the United States may have from attachment or execution upon a judgment entered by any such court under the United States Foreign Sovereign Immunities Act of 1976 or any similar successor legislation.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.


                         ALLFIRST BANK, not in its individual capacity
                          but solely as Trustee for each of the Trusts


                         By:  /s/ Robert D. Brown
                              --------------------------
                              Name: Robert D. Brown
                              Title: Vice President

                         MORGAN STANLEY CAPITAL SERVICES INC.,
                          as Class A Liquidity Provider, Class B Liquidity Provider and Class C Liquidity Provider


                         By:  /s/ Elinor L. Hoover
                              --------------------------
                              Name: Elinor L. Hoover
                              Title: Vice President



                         ALLFIRST BANK, not in its individual capacity
                          except as expressly set forth herein but solely as Subordination Agent and trustee

                         By:  /s/ Robert D. Brown
                              --------------------------
                              Name: Robert D. Brown
                              Title: Vice President